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                                                               EXHIBIT 10(CC)(1)
















                          RELIANT ENERGY, INCORPORATED
                                  SAVINGS PLAN

                (As Amended and Restated Effective April 1, 1999)

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                          RELIANT ENERGY, INCORPORATED
                                  SAVINGS PLAN

                (As Amended and Restated Effective April 1, 1999)

                                    I N D E X


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ARTICLE I    DEFINITIONS..............................................................3
     1.1     Account..................................................................3
     1.2     Affiliate................................................................3
     1.3     After-Tax Contributions..................................................3
     1.4     After-Tax Contribution Account...........................................3
     1.5     Anniversary Date.........................................................3
     1.6     Beneficiary..............................................................3
     1.7     Code.....................................................................3
     1.8     Committee................................................................3
     1.9     Company..................................................................3
     1.10    Company Stock............................................................4
     1.11    Compensation.............................................................4
     1.12    Contribution.............................................................4
     1.13    Defined Benefit Plan.....................................................4
     1.14    Disability...............................................................4
     1.15    Effective Date...........................................................4
     1.16    Employee.................................................................4
     1.17    Employer.................................................................5
     1.18    Employer Contributions...................................................5
     1.19    Employer Matching Account................................................5
     1.20    Employer Matching Contributions..........................................5
     1.21    ERISA....................................................................5
     1.22    ESOP Account.............................................................5
     1.23    ESOP Contributions.......................................................5
     1.24    ESOP Fund................................................................5
     1.25    Exempt Loan..............................................................5
     1.26    Fiduciaries..............................................................5
     1.27    Financed Stock...........................................................5
     1.28    HII Participant..........................................................6
     1.29    Investment Fund..........................................................6
     1.30    Investment Manager.......................................................6
     1.31    Leave for Business and Civic Reasons.....................................6
     1.32    Minnegasco Participant...................................................6


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     1.33    Minnegasco Plan...........................................................6
     1.34    NorAm Participant.........................................................6
     1.35    NorAm Plan................................................................6
     1.36    Participant...............................................................6
     1.37    Plan......................................................................6
     1.38    Plan Year.................................................................7
     1.39    Pre-Tax Contributions.....................................................7
     1.40    Pre-Tax Contribution Account..............................................7
     1.41    Prior HII Plan............................................................7
     1.42    Prior Plan................................................................7
     1.43    Prior Plan Accounts.......................................................7
     1.44    Prior Plan Participant....................................................7
     1.45    Qualified Military Service................................................7
     1.46    Retirement................................................................7
     1.47    Retirement Date...........................................................7
     1.48    Rollover Account..........................................................7
     1.49    Service...................................................................8
     1.50    Stock Suspense Account....................................................8
     1.51    Trust Agreement...........................................................8
     1.52    Trust Fund................................................................8
     1.53    Trustee...................................................................8
     1.54    Valuation Date............................................................8
     1.55    Vesting Service...........................................................8

ARTICLE II   ADMINISTRATION OF THE PLAN................................................9
     2.1     Appointment of Committee..................................................9
     2.2     Records of Committee......................................................9
     2.3     Committee Action..........................................................9
     2.4     Committee Disqualification................................................9
     2.5     Committee Compensation and Expenses.......................................9
     2.6     Committee Liability.......................................................9
     2.7     Committee Determinations.................................................10
     2.8     Information from Employer................................................11
     2.9     Uniform Administration...................................................11
     2.10    Reporting Responsibilities...............................................12
     2.11    Disclosure Responsibilities..............................................12
     2.12    Quarterly Statements.....................................................12
     2.13    Allocation of Responsibility Among Fiduciaries for Plan and
             Trust Administration.....................................................12
     2.14    Annual Audit.............................................................13
     2.15    Presenting Claims for Benefits...........................................13


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     2.16    Claims Review Procedure.................................................14
     2.17    Disputed Benefits.......................................................14

ARTICLE III       PARTICIPATION IN THE PLAN..........................................15
     3.1     Eligibility of Employees................................................15
     3.2     Employee Information....................................................15
     3.3     Notification of Eligible Employees......................................15
     3.4     Application by Participants.............................................15
     3.5     Service Defined.........................................................15
     3.6     Commencement and Termination of Service.................................17
     3.7     Break In Service........................................................17
     3.8     Effect of Re-employment Prior to a Break In Service.....................18
     3.9     Effect of Re-employment After a Break In Service........................18
     3.10    Vesting Service.........................................................19
     3.11    Transferred Participants................................................19

ARTICLE IV        CONTRIBUTIONS TO THE PLAN..........................................22
     4.1     Employer Contributions..................................................22
     4.2     Pre-Tax Contributions...................................................22
     4.3     After-Tax Contributions.................................................23
     4.4     Actual Deferral Percentage..............................................24
     4.5     Actual Deferral Percentage Limits.......................................25
     4.6     Reduction of Pre-Tax Contribution Rates by Leveling Method..............26
     4.7     Increase in Pre-Tax Contribution Rates..................................26
     4.8     Excess Pre-Tax Contributions............................................26
     4.9     Contribution Percentage and ESOP Percentage.............................28
     4.10    Contribution Percentage and ESOP Percentage Limits......................29
     4.11    Treatment of Excess Aggregate Contributions or ESOP Contributions.......30
     4.12    Multiple Use of Alternative Limitation..................................31
     4.13    ESOP Contributions, Employer Matching Contributions and
             Pre-Tax Contributions to be Tax Deductible..............................32
     4.14    Maximum Allocations.....................................................32
     4.15    Refunds to Employer.....................................................32
     4.16    Rollover Contributions..................................................32

ARTICLE V    PARTICIPANTS' ACCOUNTS..................................................35
     5.1     Trust Accounts..........................................................35
     5.2     Valuation of Trust Fund.................................................36
     5.3     Allocation to Accounts..................................................37
     5.4     Treatment of Company Stock Purchased with an Exempt Loan................38
     5.5     Maximum Annual Additions................................................40
     5.6     Certain Conditions Applicable to Company Stock..........................48
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ARTICLE VI   PARTICIPANTS' BENEFITS.........................................................51
     6.1     Termination of Service.........................................................51
     6.2     Disability of Participants.....................................................51
     6.3     Death of Participants..........................................................51
     6.4     Retirement of Participants on or After Retirement Date.........................53
     6.5     In-Service Distributions.......................................................53
     6.6     Payments of Benefits...........................................................53
     6.7     Payment of Distribution Directly to Eligible Retirement Plan...................56
     6.8     Participation Rights Determined as of Valuation Date Coinciding
             with or Preceding Termination of Employment....................................57
     6.9     Treatment of Non-Vested Account Balances Upon Termination of Service...........57
     6.10    Required Minimum Distributions.................................................58
     6.11    Unclaimed Benefits.............................................................59
     6.12    Optional Forms of Benefits.....................................................59

ARTICLE VII  WITHDRAWALS AND LOANS..........................................................60
     7.1     Withdrawal of After-Tax Contributions:.........................................60
     7.2     Withdrawal of After-Tax and Pre-Tax Contributions On and After Age 59 1/2......60
     7.3     Withdrawal from Prior Plan Accounts and Rollover Account.......................60
     7.4     Conditions of Withdrawals......................................................61
     7.5     Loans..........................................................................61

ARTICLE VIII INVESTMENT DIRECTIONS..........................................................63
     8.1     Investment of Trust Fund.......................................................63
     8.2     Diversification Election.......................................................64
     8.3     Voting of Company Stock; Exercise of Other Rights..............................65

ARTICLE IX   TRUST AGREEMENT AND TRUST FUND.................................................67
     9.1     Trust Agreement................................................................67
     9.2     Benefits Paid Solely from Trust Fund...........................................67
     9.3     Committee Directions to Trustee................................................67
     9.4     Trustee's Reliance on Committee Instructions...................................67
     9.5     Authority of Trustee in Absence of Instructions from the Committee.............67
     9.6     Compliance with Exchange Act Rule 10(b)(18)....................................68

ARTICLE X    ADOPTION OF PLAN BY OTHER CORPORATIONS,
             AMENDMENT AND TERMINATION OF THE PLAN, AND
             DISCONTINUANCE OF CONTRIBUTIONS TO THE TRUST FUND..............................69
     10.1    Adoption by Employers..........................................................69
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     10.2    Continuous Service.............................................................69
     10.3    Amendment of the Plan..........................................................70
     10.4    Termination of the Plan........................................................70
     10.5    Distribution of Trust Fund on Termination......................................70
     10.6    Effect of Discontinuance of Contributions......................................71
     10.7    Merger of Plan with Another Plan...............................................71

ARTICLE XI   TOP-HEAVY PLAN REQUIREMENTS....................................................73
     11.1    General Rule...................................................................73
     11.2    Vesting Provisions.............................................................73
     11.3    Minimum Contribution Provisions................................................73
     11.4    Limitation on Compensation.....................................................74
     11.5    Limitation on Contributions....................................................74
     11.6    Coordination with Other Plans..................................................75
     11.7    Distributions to Certain Key Employees.........................................75
     11.8    Determination of Top-Heavy Status..............................................75

ARTICLE XII  MISCELLANEOUS PROVISIONS.......................................................80
     12.1    Terms of Employment............................................................80
     12.2    Controlling Law................................................................80
     12.3    Invalidity of Particular Provisions............................................80
     12.4    Non-Alienability of Rights of Participants.....................................80
     12.5    Payments in Satisfaction of Claims of Participants.............................81
     12.6    Payments Due Minors and Incompetents...........................................81
     12.7    Acceptance of Terms and Conditions of Plan by Participants.....................81
     12.8    Impossibility of Diversion of Trust Fund.......................................81
     12.9    Transition Period..............................................................81
     10.3    Amendment of the Plan..........................................................70
     10.4    Termination of the Plan........................................................70


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                    RELIANT ENERGY, INCORPORATED SAVINGS PLAN

                (As Amended and Restated Effective April 1, 1999)


                                    Recitals


         Houston Industries Incorporated, a Texas corporation doing business as Reliant Energy, Incorporated, with its principal place of business in Houston, Harris County, Texas (the "Company"), established a tax-qualified defined contribution plan, effective July 1, 1973, for the benefit of its eligible Employees and retained the right to amend such Savings Plan under Section 10.3 thereof (the "Savings Plan").

         Effective January 1, 1989, the Savings Plan was amended to comply with the provisions of the Tax Reform Act of 1986 and to make certain other changes therein. Effective October 5, 1990, the Savings Plan was amended and restated to include an employee stock ownership plan which is a stock bonus plan intended to qualify under Sections 401(a) and 4975(e)(7) of the Internal Revenue Code of 1986, as amended (the "Code"), and as such is designed to invest primarily in Company Stock. Effective July 1, 1995, the Savings Plan was again amended and restated to make certain additional changes (the Savings Plan, as amended and restated effective July 1, 1995, and as thereafter amended and in effect on March 31, 1999, being herein referred to as the "Prior HII Plan").

         Effective July 1, 1995, both the Houston Industries Incorporated Master Savings Trust and Houston Industries Incorporated ESOP Trust were amended, restated and continued in the form of a single trust known as the Houston Industries Incorporated Savings Trust (the "Savings Trust"), with The Northern Trust Company as trustee. The Savings Trust was intended to form a part of the Prior Plan.

         As a result of the merger by and among NorAm Energy Corp. ("NorAm"), Houston Industries Incorporated, Houston Lighting & Power Company and HI Merger Inc., NorAm became a wholly owned subsidiary of the Company and the Company (1) assumed the sponsorship of the NorAm Employee Savings & Investment Plan (the "NorAm Plan") and the Minnegasco Division Employees' Retirement Savings Plan (the "Minnegasco Plan"), and (2) adopted (x) the NorAm Plan trust, known as the NorAm Employee Savings & Investment Plan Trust (the "NorAm Trust"), (y) the Minnegasco Plan trust, known as the Employees' Retirement Savings Plan Trust Agreement (the "Minnegasco Trust"), and (z) the Pooled Investment Trust Agreement for the Arkla, Inc. Common Stock Pooled Trust (the "Pooled Investment Trust"), a pooled investment trust holding commingled assets of the NorAm Trust and Minnegasco Trust, and the Company assumed all duties, rights and responsibilities thereto as a party to the respective trust agreements in the place and stead of NorAm and the Minnegasco division of NorAm, as applicable, effective August 6, 1997.


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         Effective April 1, 1999, the Committee authorized and directed that (i)
the NorAm Plan and Minnegasco Plan be consolidated with, merged into, and continued in the form of the Prior Plan, (ii) the Prior HII Plan be amended, restated and continued in order to incorporate all prior amendments to the Prior HII Plan, including the amendments incorporating certain changes required by the Retirement Protection Act of 1994 under the General Agreement on Tariffs and Trades, the Uniformed Services Employment and Reemployment Rights Act, the Small Business Job Protection Act of 1996 and the Tax Reform Act of 1997, and to provide for a continuation of at least substantially identical benefits for the former participants of each of the NorAm Plan, the Minnegasco Plan and the Prior HII Plan, respectively, (iii) all assets held under the NorAm Trust, the Minnegasco Trust and the Pooled Investment Trust for the benefit of the participants in the NorAm Plan and the Minnegasco Plan be merged with all the assets held under the Savings Trust for the benefit of the participants in the Prior HII Plan, (iv) the amended and restated Prior HII Plan reflect the change in the name of the Plan sponsor from Houston Industries Incorporated to Reliant Energy, Incorporated, and (v) certain other changes be made to the Prior HII
Plan so that, from and after April 1, 1999, the NorAm Plan, the Minnegasco Plan and the Prior HII Plan shall constitute a "single plan" within the meaning and purview of Section 414(l) of the Code, with the amended and restated Prior Plan, named the Reliant Energy, Incorporated Savings Plan (hereinafter referred to as the "Plan"), being the surviving plan for all legal purposes, including reporting and disclosure under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

         The Plan and Savings Trust are intended to meet the requirements of Sections 401(a), 401(k), 501(a) and 4975(e)(7) of the Code and ERISA, as either may be amended from time to time.

         The provisions of the Plan shall apply to a Participant who continues his Service after the Effective Date, and, except as otherwise expressly set forth herein, the rights and benefits, if any, of a Prior Plan Participant (as herein defined) who terminated his Service prior to the Effective Date shall be determined under the provisions of the applicable Prior Plan (as herein defined) in effect on the date his Service terminated.

         NOW, THEREFORE, the Committee hereby merges the NorAm Plan and Minnegasco Plan into the Prior HII Plan and amends, restates, and continues the Prior HII Plan in the form of, and by the adoption of, the Plan as herein set forth, effective April 1, 1999, except as otherwise indicated herein, to read as follows:


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                                    ARTICLE I

                                   DEFINITIONS

         As used in the Plan, the following words and phrases shall have the following meanings unless the context clearly requires a different meaning:

         1.1 ACCOUNT: Any of the accounts maintained for a Participant pursuant to Section 5.1, or all such accounts collectively, as the context requires.

         1.2 AFFILIATE: A corporation or other trade or business which, together with an Employer, is "under common control" within the meaning of Section 414(b) or (c), as modified by Section 415(h) of the Code; any organization (whether or not incorporated) which is a member of an "affiliated service group" (within the meaning of Section 414(m) of the Code) which includes the Employer; and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code.

         1.3 AFTER-TAX CONTRIBUTIONS: Any amount contributed by a Participant to the Trust Fund from his Compensation as "After-Tax Matched Contributions" (formerly referred to as "After-Tax Basic Contributions") and "After-Tax Unmatched Contributions" (formerly referred to as "After-Tax Excess Contributions") pursuant to Section 4.3.

         1.4 AFTER-TAX CONTRIBUTION ACCOUNT: The account or accounts maintained for each Participant to reflect his After-Tax Matched Contributions and After-Tax Unmatched Contributions, and adjustments relating thereto.

         1.5 ANNIVERSARY DATE: January 1.

         1.6 BENEFICIARY: Such natural person or persons, or the trustee of an inter vivos trust for the benefit of natural persons, entitled to receive a Participant's death benefits under the Plan, as provided in Section 6.3 hereof.

         1.7 CODE: The Internal Revenue Code of 1986, as amended.

         1.8 COMMITTEE: The Benefits Committee as described in Article II and, in regard to any provision of this Plan under which an agent has been appointed by the Benefits Committee pursuant to Article II to administer such provision of this Plan, such agent.

         1.9 COMPANY: Prior to May 5, 1999, Houston Industries Incorporated, a Texas corporation doing business as Reliant Energy, Incorporated, and on and after May 5, 1999, Reliant Energy, Incorporated or a successor to Reliant Energy, Incorporated in the ownership of substantially all of its assets.


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         1.10 COMPANY STOCK: Common stock or convertible preferred stock of the
Company which is readily tradeable on an established securities market.

         1.11 COMPENSATION: The total cash compensation actually paid for personal services to the respective Participant by the Employer during the applicable payroll period plus any amounts contributed by an Employer pursuant to a salary reduction agreement under Code Section 401(k) and any amounts not includable in gross income of the Participant under Code Section 125. Compensation specifically includes salaries, wages, commissions, overtime pay, performance-based bonuses paid in cash, and any other payments of compensation which would be subject to tax under Code Section 3101(a), without the dollar limitations of Code Section 3121(a)(1). Compensation specifically excludes (i) expense allowances; (ii) benefits received under the Long-Term Disability Plan of an Employer; (iii) contributions of the Employer to or benefits under this Plan or any other welfare or deferred compensation plan not expressly included above; (iv) any payments made in connection with a Participant's termination of employment or severance pay; and (v) Compensation taken into account under the Plan for any Participant during a given Plan Year exceeding $160,000, or such other dollar amount as may be prescribed by the Secretary of the Treasury or his delegate from time to time. The Compensation of the respective Participants as reflected by the books and records of the Employer shall be conclusive.

         1.12 CONTRIBUTION: Any amount contributed to the Trust Fund pursuant to the provisions of this Plan by the Employer or by a Participant from his Compensation, including ESOP Contributions, Employer Matching Contributions, Pre-Tax Matched Contributions, Pre-Tax Unmatched Contributions, After-Tax Matched Contributions, and After-Tax Unmatched Contributions.

         1.13 DEFINED BENEFIT PLAN: The Reliant Energy, Incorporated Retirement Plan (formerly the Houston Industries Incorporated Retirement Plan) and/or any other defined benefit plan (as defined in Section 415(k) of the Code) maintained by the Company or by any Affiliate.

         1.14 DISABILITY: A disability incurred by a Participant that satisfies the requirements of Section 6.2.

         1.15 EFFECTIVE DATE: April 1, 1999, except (A) as otherwise provided in specific provisions of the Plan and (B) that provisions of the Plan required to have an earlier effective date by application of statute and/or regulation shall be effective as of the required effective date in such statute and/or regulation.

         1.16 EMPLOYEE: Any person employed by an Employer, and including (i) any disabled individual on "Initial LTD Status" or inactive status under the Long-Term Disability Plan of an Employer and (ii) any "leased employee" (as defined in Section 414 of the Code, subject to Section 414(n)(5)) performing services for an Employer. In addition to the above, the term "Employee" shall include any person receiving remuneration for personal services (or would be receiving such remuneration except for an authorized leave of absence) rendered as an employee of


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a foreign affiliate (as defined in Code Section 3121(l)(6)) of an Employer to which an agreement extending coverage under the Federal Social Security Act entered into by an Employer under Section 3121(l) of said Code applies, provided that such person is a citizen or resident of the United States.

         1.17 EMPLOYER: The Company (including its successors) and any other eligible organization that shall adopt this Plan pursuant to the provisions of
Article X, and the successors, if any, to such organization.

         1.18 EMPLOYER CONTRIBUTIONS: Collectively, the Employer Matching Contributions and ESOP Contributions.

         1.19 EMPLOYER MATCHING ACCOUNT: The account maintained to reflect the Employer Matching Contributions to the Plan for each Participant and any adjustments thereto made pursuant to the provisions of the Plan.

         1.20 EMPLOYER MATCHING CONTRIBUTIONS: Any amount, with the exception of ESOP Contributions, contributed to the Trust Fund by the Employer pursuant to
Section 4.1.

         1.21 ERISA: Public Law No. 93-406, the Employee Retirement Income Security Act of 1974, as amended from time to time.

         1.22 ESOP ACCOUNT: The account maintained for each Participant to reflect the interest in the ESOP Fund allocated to each Participant.

         1.23 ESOP CONTRIBUTIONS: The Employer Contributions to the Trust on behalf of the ESOP Fund for the purpose of repayment of an Exempt Loan, as described in Section 4.1.

         1.24 ESOP FUND: The investment fund held by the Trustee which shall be primarily invested and reinvested in shares of Company Stock.

         1.25 EXEMPT LOAN: Any loan or other extension of credit made or guaranteed by a disqualified person as defined in Code Section 4975(e)(2) that is used to finance the purchase of Company Stock by the Trustee and that meets the requirements of Section 5.6.

         1.26 FIDUCIARIES: The Employer, the Committee, the Trustee, and any other person designated as a Fiduciary with respect to the Plan or the Trust Agreement, but only with respect to the specific responsibilities of each as described in Section 2.13 hereof. Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan.

         1.27 FINANCED STOCK: Company Stock acquired with the proceeds of an Exempt Loan; provided, however, that the number of shares of Financed Stock shall be proportionately adjusted to


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


reflect any share split, share dividend or combination of outstanding shares of the Company Stock that were acquired with the proceeds of an Exempt Loan.

         1.28 HII PARTICIPANT: A Participant who was participating in the Prior HII Plan immediately prior to April 1, 1999.

         1.29 INVESTMENT FUND: One of the Investment Funds held under the Trust Fund, as described in Section 8.1, of which the ESOP Fund is not a part.

         1.30 INVESTMENT MANAGER: The Investment Manager, if any, appointed by the Committee under the Trust Agreement, as such term is defined by Section 3(38) of ERISA.

         1.31 LEAVE FOR BUSINESS AND CIVIC REASONS: The period of an "Authorized Absence" (as defined in Section 3.5) taken in order to hold an office or position in a business or civic organization which has been approved by the Committee.

         1.32 MINNEGASCO PARTICIPANT: A Participant who was participating in the Minnegasco Plan immediately prior to April 1, 1999.

         1.33 MINNEGASCO PLAN: The Minnegasco Division Employees' Retirement Savings Plan as in effect immediately prior to April 1, 1999.

         1.34 NORAM PARTICIPANT: A Participant who was participating in the NorAm Plan immediately prior to April 1, 1999.

         1.35 NORAM PLAN: The NorAm Employee Savings & Investment Plan as in effect immediately prior to April 1, 1999.

         1.36 PARTICIPANT: A current or former eligible Employee who, pursuant to the provisions of Article III hereof, has elected to participate in the Plan, and who at any relevant time is either making, or has made, Pre-Tax Matched Contributions and/or After-Tax Matched Contributions to the Plan, and for whom contribution accounts continue to be held under the Plan. A former Employee shall be deemed a Participant under the Plan as long as he has an Account in the Trust Fund which has not been forfeited under Section 6.1 hereof and thus will be entitled to exercise all the rights and privileges granted active Employees who are Participants except as otherwise specifically provided in the case of Participant loans under Section 7.5 hereof.

         1.37 PLAN: The Reliant Energy, Incorporated Savings Plan set forth herein, which is intended to constitute a profit-sharing plan under Section 401(a)(27) of the Code and an employee stock ownership plan under Section 4975(e)(7) of the Code, including all subsequent amendments hereto.


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         1.38 PLAN YEAR: The 12-month period commencing on January 1 and ending on December 31.

         1.39 PRE-TAX CONTRIBUTIONS: Any amount deferred by a Participant from his Compensation as "Pre-Tax Matched Contributions" (formerly referred to as "Pre-Tax Basic Contributions") and "Pre-Tax Unmatched Contributions" (formerly referred to as "Pre-Tax Excess Contributions") pursuant to Section 4.2.

         1.40 PRE-TAX CONTRIBUTION ACCOUNT: The account or accounts maintained for each Participant to reflect his Pre-Tax Matched Contributions and Pre-Tax Unmatched Contributions to the Plan, and any adjustments thereto made pursuant to the provisions of the Plan.

         1.41 PRIOR HII PLAN: The Houston Industries Incorporated Savings Plan, as amended and restated effective July 1, 1995 and as thereafter amended and in effect on March 31, 1999.

         1.42 PRIOR PLAN: The applicable of (i) the Minnegasco Plan, (ii) the NorAm Plan and (iii) the Prior HII Plan.

         1.43 PRIOR PLAN ACCOUNTS: The (i) "Prior Plan Matching Account," (ii) "Prior Plan ESOP Account," (iii) "Cengas Account," and (iv) "Prior Plan 1999 Matching Account," as each such Prior Plan Account is defined in Section 5.1(a).

         1.44 PRIOR PLAN PARTICIPANT: Any person who is in the employment of an Employer or Affiliate on the Effective Date and was included in and covered by a Prior Plan immediately prior thereto, or who is the alternate payee, beneficiary, spouse or estate representative of such a person who died or was receiving or entitled to receive benefits under a Prior Plan.

         1.45 QUALIFIED MILITARY SERVICE: Any service in the uniformed services (as defined in Chapter 43 of Title 38 of the United States Code or its successor) by an Employee who is entitled to reemployment rights under such chapter with respect to such service.

         1.46 RETIREMENT: Termination of Service on or after the Retirement Date of a Participant.

         1.47 RETIREMENT DATE: With respect to Participants in the Houston Industries Incorporated Savings Plan employed prior to January 1, 1988, the term "Retirement Date" shall mean the first day of the calendar month coincident with or next following the 65th birthday of a Participant; and, with respect to all other Participants hired on or after January 1, 1988, such term shall mean the later of (i) the Participant's attainment of age 65 or (ii) the fifth anniversary of the Participant's commencement of participation in the Plan.

         1.48 ROLLOVER ACCOUNT: An account maintained for an Employee or Participant to record rollover contributions to this Plan pursuant to Section 4.16, and any allocations and adjustments thereto.


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


         1.49 SERVICE: An Employee's or Participant's period of employment with an Employer or Affiliate, as determined in accordance with Article III.

         1.50 STOCK SUSPENSE ACCOUNT: The suspense account maintained by the Trustee in accordance with Section 5.1 and to which will be credited all shares of Financed Stock prior to the allocation of such shares to the ESOP Accounts in accordance with Section 5.3.

         1.51 TRUST AGREEMENT: The Reliant Energy, Incorporated Savings Trust, as amended and restated effective April 1, 1999, as it may hereafter be amended from time to time.

         1.52 TRUST FUND: All contributions of Employers and Participants, and the investments and reinvestments thereof, held by the Trustee under the Trust Agreement, together with all income, profits or increments thereon.

         1.53 TRUSTEE: The Northern Trust Company, an Illinois corporation, or any successor Trustee or Trustees under the relevant Trust Agreement.

         1.54 VALUATION DATE: Any date on which the New York Stock Exchange is open for trading and any date on which the value of the assets of the Trust Fund is determined by the Trustee pursuant to Section 5.2. The last business day of each March, June, September and December of each Plan Year shall be the "quarterly Valuation Date" and the last business day of each December of each Plan Year shall be the "annual Valuation Date."

         1.55 VESTING SERVICE: The period of a Participant's Service considered in the determination of his eligibility for benefits under the Plan, in accordance with Article III.

         Words used in this Plan and in the Trust Agreement in the singular shall include the plural and in the plural the singular, and the gender of words used shall be construed to include whichever may be appropriate under any particular circumstances of the masculine, feminine or neuter genders.

                                   ARTICLE II

                           ADMINISTRATION OF THE PLAN

         2.1 Appointment of Committee: The Board of Directors of the Company shall appoint a Committee of not less than three persons, who may be Employees of the Company, to perform the administrative duties set forth herein. The Committee shall be the administrator of the Plan for the purposes of ERISA. Each member of the Committee shall serve for such term as the Board of Directors of the Company may designate or until his death, resignation or removal by the Board. The Board of Directors of the Company shall promptly appoint successors to fill any vacancies in the Committee.

         2.2 Records of Committee: The Committee shall keep appropriate records of its proceedings and the administration of the Plan. The Committee shall make available to Participants and their Beneficiaries for examination, during business hours, such records of the Plan as pertain to the examining person and such documents relating to the Plan as are required by any applicable disclosure acts.

         2.3 Committee Action: The Committee may act through the concurrence of a majority of its members expressed either at a meeting of the Committee, or in writing without a meeting. Any member of the Committee, or the Secretary or Assistant Secretary of the Committee (who need not be members of the Committee), may execute on behalf of the Committee any certificate or other written instrument evidencing or carrying out any action approved by the Committee. The Committee may delegate any of its rights, powers and duties to any one or more of its members or to an agent. The Chairman of the Committee shall be agent of the Plan and the Committee for the service of legal process at the principal office of the Company in Houston, Texas.

         2.4 Committee Disqualification: A member of the Committee who may be a Participant shall not vote on any question relating specifically to himself.

         2.5 Committee Compensation and Expenses: The members of the Committee shall serve without bond (unless otherwise required by law) and without compensation for their services as such. The Committee may select and authorize the Trustee to suitably compensate such attorneys, agents and representatives as it may deem necessary or advisable to the performance of its duties. Expenses of the Committee that shall arise in connection with the administration of the Plan shall be paid by the Company or, if not paid by the Company, by the Trustee out of the Trust Fund.

         2.6 Committee Liability: Except to the extent that such liability is created by ERISA, no member of the Committee shall be liable for any act or omission of any other member of the Committee, nor for any act or omission on his own part except for his gross negligence or willful misconduct, nor for the exercise of any power or discretion in the performance of any duty assumed by him hereunder. The Company shall indemnify and hold harmless each member of the Committee from any and all claims, losses, damages, expenses (including counsel fees approved by the

Committee) and liabilities (including any amounts paid in settlement with the Committee's approval, but excluding any excise tax assessed against any member or members of the Committee pursuant to the provisions of Section 4975 of the
Code) arising from any act or omission of such member in connection with duties and responsibilities under the Plan, except where the same is judicially determined to be due to the gross negligence or willful misconduct of such member.

         2.7 Committee Determinations: The Committee shall enforce this Plan in accordance with its terms and shall have all powers necessary for the accomplishment of that purpose, including, but not by way of limitation, the following powers:

                  (a) To employ such agents and assistants, such counsel (who may be of counsel to the Company) and such clerical, accounting, administrative, and investment services as the Committee may require in carrying out the provisions of the Plan;

                  (b) To authorize one or more of their number, or any agent, to make payment, or to execute or deliver any instrument, on behalf of the Committee, except that all requisitions for funds from, and requests, directions, notifications, certifications, and instructions to, the Trustee (except as provided in (i) below) or to the Company shall be signed either by a member of the Committee or by the Secretary or Assistant Secretary of the Committee;

                  (c) To determine from the records of the Company the considered Compensation, Service and other pertinent facts regarding Employees and Participants for the purpose of the Plan;

                  (d) To construe and interpret the Plan, decide all questions of eligibility and determine the amount, manner and time of payment of any benefits hereunder;

                  (e) To prescribe forms and procedures to be followed by Employees for participation in the Plan, by Participants or Beneficiaries filing applications for benefits, by Participants applying for withdrawals or loans, and for other occurrences in the administration of the Plan;

                  (f) To prepare and distribute, in such manner as the Committee determines to be appropriate, information explaining the Plan;

                  (g) To furnish the Company and the Participants, upon request, such annual reports with respect to the administration of the Plan as are reasonable and appropriate;

                  (h) To certify to the Trustee the amount and kind of benefits payable to Participants and their Beneficiaries;

                  (i) To authorize all disbursements by the Trustee from the Trust Fund by a written authorization signed either by a member of the Committee or by the Secretary or Assistant Secretary of the Committee; provided, however, that disbursements for ordinary expenses incurred in the administration of the Trust Fund and disbursements to Participants need not be authorized by the Committee;

                  (j) In the event of any share split, share dividend or combination of outstanding shares of Company Stock, to determine the appropriate allocation of shares of Company Stock to the Stock Suspense Account and the Accounts maintained for the Participants and to determine the appropriate number of shares distributable to a Participant under Section 6.6 hereof immediately following such share split, share dividend or combination so as to effectuate the intent and purpose of the Plan;

                  (k) To interpret and construe all terms, provisions, conditions and limitations of this Plan and to reconcile any inconsistency or supply any omitted detail that may appear in this Plan in such manner and to such extent, consistent with the general terms of this Plan, as the Committee shall deem necessary and proper to effectuate the Plan for the greatest benefit of all parties interested in the Plan;

                  (l) To make and enforce such rules and regulations for the administration of the Plan as are not inconsistent with the terms set forth herein; and

                  (m) In addition to all other powers herein granted, and in general consistent with provisions hereof, the Committee shall have all other rights and powers reasonably necessary to supervise and control the administration of this Plan.

         2.8 Information from Employer: To enable the Committee to perform its functions, the Employer shall supply full and timely information to the Committee of all matters relating to the dates of employment of its Employees for purposes of determining eligibility of Employees to participate hereunder, the Compensation of all Participants, their Retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require; and the Committee shall advise the Trustee of such of the foregoing facts as may be pertinent to the Trustee's administration of the Trust Fund.

         2.9 Uniform Administration: Whenever in the administration of the Plan any action is required by the Employer or the Committee, including, but not by way of limitation, action with respect to eligibility of Employees, Contributions, and benefits, such action shall be uniform in nature as applied to all persons similarly situated, and no action shall be taken which will discriminate in favor of Participants who are officers or shareholders of the Employer, highly compensated Employees, or persons whose principal duties consist of supervising the work of others.

         2.10 Reporting Responsibilities: As administrator of the Plan under ERISA, the Committee shall file or distribute all reports, returns and notices required under ERISA or other applicable law.

         2.11 Disclosure Responsibilities: The Committee shall make available to each Participant and Beneficiary such records, documents and other data as may be required under ERISA, and Participants or Beneficiaries shall have the right to examine such records at reasonable times during business hours. Nothing contained in this Plan shall give any Participant or Beneficiary the right to examine any data or records reflecting the Compensation paid to, or relating to any Account of, any other Participant or Beneficiary, except as may be required under ERISA.

         2.12 Quarterly Statements: As soon as practicable after each quarterly Valuation Date, the Committee shall prepare and deliver to each Participant a written statement reflecting as of that quarterly Valuation Date:

                  (a) Such information applicable to contributions by and for each such Participant and the increase or decrease thereof as a consequence of valuation adjustments as may be pertinent in the premises; and

                  (b) The balance in his Account as of that quarterly Valuation Date.

         2.13 Allocation of Responsibility Among Fiduciaries for Plan and Trust
Administration: The Fiduciaries shall have only those specific powers, duties, responsibilities and obligations as are specifically given them under this Plan or the Trust Agreement. In general, the Employer shall have the sole responsibility for making the Contributions provided for under Sections 4.1, 4.2 and 4.3. The Company shall have the sole authority to appoint and remove the Trustee and members of the Committee. The Company may amend or terminate, in whole or in part, this Plan or the Trust Agreement. The Committee shall have the sole responsibility for the administration of the Plan and the sole authority to appoint and remove any Investment Manager which may be provided for under the Trust. The Trustee shall have the sole responsibility for the administration of the Trust Fund and shall have exclusive authority and discretion to manage and control the assets held under the Trust Fund, except to the extent that the authority to manage, acquire and dispose of the assets of the Trust Fund is delegated to an Investment Manager, all as specifically provided in the Trust Agreement. Each Fiduciary warrants that any directions given, information furnished, or action taken by it shall be in accordance with the provisions of the Plan or the Trust Agreement, as the case may be, authorizing or providing for such direction, information or action. Furthermore, each Fiduciary may rely upon any such direction, information or action of another Fiduciary as being proper under this Plan or the Trust Agreement and is not required under this Plan or the Trust Agreement to inquire into the propriety of any such direction, information or action. It is intended under this Plan and the Trust Agreement that each Fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust Agreement and shall not be responsible for any act or failure to act of another Fiduciary. No Fiduciary guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

         2.14 Annual Audit: The Committee shall engage, on behalf of all Participants, an independent Certified Public Accountant who shall conduct an annual examination of any financial statements of the Plan and Trust Fund and of other books and records of the Plan and Trust Fund as the Certified Public Accountant may deem necessary to enable him to form and provide a written opinion as to whether the financial statements and related schedules required to be filed with the Internal Revenue Service, Securities and Exchange Commission, or Department of Labor or furnished to each Participant are presented fairly and in conformity with generally accepted accounting principles applied on a basis consistent with that of the preceding Plan Year. If, however, the statements required to be submitted as part of the reports to the Department of Labor are prepared by a bank or similar institution or insurance carrier regulated and supervised and subject to periodic examination by a state or federal agency and if such statements are, in fact, made a part of the annual report to the Department of Labor and no such audit is required by ERISA, then the audit required by the foregoing provisions of this Section shall be optional with the Committee.

         2.15 Presenting Claims for Benefits: Any Participant or any other person claiming under any deceased Participant may submit written application to the Committee for the payment of any benefit asserted to be due him under the Plan. Such application shall set forth the nature of the claim and such other information as the Committee may reasonably request. Promptly upon the receipt of any application required by this Section, the Committee shall determine whether or not the Participant or Beneficiary involved is entitled to a benefit hereunder and, if so, the amount thereof and shall notify the applicant of its findings.

                  The Committee shall notify the applicant of the benefits determination within a reasonable time after receipt of the claim, such time not to exceed 90 days unless special circumstances require an extension of time for processing the application. If such an extension of time for processing is required, written notice of the extension shall be furnished to the applicant prior to the end of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of such initial period. The extension notice shall indicate the special circumstances requiring an extension of time and the date by which the Committee expects to render its final decision. Notice of the Committee's decision to deny a claim in whole or in part shall be set forth in a manner calculated to be understood by the applicant and shall contain the following:

                  (a) the specific reason or reasons for the denial;

                  (b) specific reference to the pertinent Plan provisions on which the denial is based;

                  (c) a description of any additional material or information necessary for the applicant to perfect the claim and an explanation of why such material or information is necessary; and

                  (d) an explanation of the claims review procedures set forth in Section 2.16 hereof.

If notice of denial is not furnished and if the claim is not granted within the period of time set forth above, the claim shall be deemed denied for purposes of proceeding to the review stage described in Section 2.16. Participants shall be given timely written notice of the time limits set forth herein for determination on claims, appeal of claim denial and decisions on appeal.

         2.16 Claims Review Procedure: If an application filed by a Participant or Beneficiary under Section 2.15 above shall result in a denial by the Committee of the benefit applied for, either in whole or in part, such applicant shall have the right, to be exercised by written request filed with the Committee within 60 days after receipt of notice of the denial of his application or, if no such notice has been given, within 60 days after the application is deemed denied under Section 2.15, for the review of his application and of his entitlement to the benefit for which he applied. Such request for review may contain such additional information and comments as the applicant may wish to present. The Committee shall reconsider the application in light of such additional information and comments as the applicant may have presented and, if the applicant shall have so requested, may grant the applicant a formal hearing before the Committee in its discretion. The Committee shall also permit the applicant or his designated representative to review pertinent documents in its possession, including copies of the Plan document and information provided by the Employer relating to the applicant's entitlement to such benefit. The Committee shall render a decision no later than the date of the Committee meeting next following receipt of the request for review, except that (i) a decision may be rendered no later than the second following Committee meeting if the request is received within 30 days of the first meeting and (ii) under special circumstances which require an extension of time for rendering a decision (including but not limited to the need to hold a hearing), the decision may be rendered not later than the date of the third Committee meeting following the receipt of the request for review. If such an extension of time for review is required because of special circumstances, written notice of the extension shall be furnished to the applicant prior to the commencement of the extension. Notice of such final determination of the Committee shall be furnished to the applicant in writing, in a manner calculated to be understood by him, and shall set forth the specific reasons for the decision and specific references to the pertinent provisions of the Plan upon which the decision is based. If the decision on review is not furnished within the time period set forth above, the claim shall be deemed denied on review.

         2.17 Disputed Benefits: If any dispute shall arise between a Participant or other person claiming under a Participant and the Committee after review of a claim for benefits, or in the event any dispute shall develop as to the person to whom the payment of any benefit under the Plan shall be made, the Trustee may withhold the payment of all or any part of the benefits payable hereunder to the Participant or other person claiming under the Participant until such dispute has been resolved by a court of competent jurisdiction or settled by the parties involved.

                                   ARTICLE III

                            PARTICIPATION IN THE PLAN

         3.1 Eligibility of Employees: An Employee eligible to participate under the applicable Prior Plan immediately preceding the Effective Date shall be eligible to become a Participant in this Plan as of the Effective Date. From and after the Effective Date, each Employee who is eligible and who is not a Participant and who began Service with an Employer on or after April 1, 1999 shall be initially eligible to participate in the Plan as soon as practicable following the later of (i) the Effective Date or (ii) the date he first began Service with such Employer. Notwithstanding the foregoing, each of the following individuals shall be ineligible to participate in this Plan: (i) an Employee who is employed as a building trades worker under a construction industry collective bargaining agreement providing specifically for retirement benefit payments to be made thereunder for such building trades worker; (ii) an Employee who is a "leased employee" as defined in Section 414(n) of the Code; (iii) an individual who is designated, compensated, or otherwise classified or treated as an independent contractor by an Employer or an Affiliate; and (iv) an individual who is a non-resident alien and who receives no United States source earned income from the Employer.

         3.2 Employee Information: The Committee shall maintain records which shall reflect as to each Employee his date of birth, all dates reflecting when he entered into or left the employment of any Employer, and his years of Vesting Service. The Employer shall make available to the Committee all such information as may be required by the Committee for the purposes of maintaining such information as to each Employee.

         3.3 Notification of Eligible Employees: Each eligible Employee shall be notified that he is eligible to participate in the Plan upon commencement of his Service as soon as administratively practicable.

         3.4 Application by Participants: Each Employee who shall become eligible to participate in the Plan and who shall desire to become a Participant shall complete an application in such form as may be prescribed by the Committee in which the Participant shall elect to make and designate the amount of his Contributions, as contemplated under Sections 4.2 and 4.3 hereof, and his choice of investment options under Section 8.1 hereof.

         3.5 Service Defined: For purposes of the Plan, the term "Service" shall mean the following:

                  (a) With respect to Service prior to April 1, 1999, (i) for Minnegasco Participants and NorAm Participants, all service determined in accordance with the provisions of the Minnegasco Plan and NorAm Plan, respectively, as of March 31, 1999; and (ii) for HII Participants, all service determined based on each HII Participant's service under the Reliant Energy, Incorporated Retirement Plan

         (formerly) the Houston Industries Incorporated Retirement Plan) as of October 31, 1998, with such service increased by one year.

                  (b) With respect to Service after March 31, 1999, all years, months and days of active employment with an Employer or an Affiliate from and after April 1, 1999 as an Employee, a Participant or a Participant on inactive status, as described in Section 3.11 ("Transferred Participant"), including periods includable under Sections 3.8 and 3.9, and the following periods of "Authorized Absence" during which a Participant or Transferred Participant is:

                           (i) Absent due to Qualified Military Service,
                  provided that such Employee or Participant complies with all prerequisites of applicable Federal law and applied for reinstatement of employment pursuant to the procedures and requirements of the Employer and, if applicable, the Committee, to the extent consistent with applicable Federal law; or

                           (ii) Absent due to accident or sickness as long as
                  the Employee or Participant is continued on the employment rolls of the Employer and remains eligible to work upon his recovery, provided that such Employee or Participant timely applied for reinstatement of employment following his date of recovery in accordance with the procedures and requirements of the Employer and, if applicable, the Committee; or

                           (iii) Absent due to an authorized leave of absence,
                  including periods of Leave for Business and Civic Reasons, subject to such conditions as may be approved by the Committee consistently applied in a uniform and non-discriminatory manner to all employees similarly situated.

                  (c) An Employee's or Participant's Service shall also include any period required to be included as Service by federal law other than ERISA or the Code, but only under the conditions and to the extent so required by such federal law. In addition, the Committee, in its discretion, may credit an individual with Service based on employment with an entity other than the Employer, but only if and when such individual becomes an Employee eligible to participate in the Plan under this Article III and only if such crediting of Service (i) has a legitimate business reason, (ii) does not by design or operation discriminate significantly in favor of "highly compensated employees" (as defined in Code Section 414(q)), and (iii) is applied to all similarly-situated Employees eligible to participate in the Plan under this Article III. Furthermore, in the event that the Plan constitutes a plan of a predecessor employer within the meaning of section 414(a) of the Code, service for such predecessor employer shall be treated as Service to the extent required by Section 414(a) of the Code.

         3.6 Commencement and Termination of Service:

                  (a) From and after April 1, 1999, an Employee's or Participant's Service shall commence (or recommence) on the date he first performs an "hour of service" within the meaning of Department of Labor Regulation Section 2530.200b-2(a)(1) for an Employer or Affiliate. All periods of Service shall be aggregated so that a one-year period of Service shall be completed as of the date the Employee or Participant completes 365 days of Service. Hours of service and Service will be credited for employment with other members of an affiliated service group (under Code Section 414(m)), a controlled group of corporations (under Code Section 414(b)), or a group of trades or businesses under common control (under Code Section 414(c)), of which the Employer is a member.

                  (b) Except as otherwise provided in this Article III, a period of Service of an Employee or Participant shall terminate on the date of the first to occur of:

                           (i)      His Retirement or death;

                           (ii)     His quitting or discharge;

                           (iii) His deemed date of termination of employment
                  pursuant to his failure to return to work upon the expiration of such an Authorized Absence; or

                           (iv) One year from the date the Employee or
                  Participant is absent from active employment for any reason other than Retirement, quitting, discharge, Authorized Absence or death.

         For purposes of clause (iii) immediately above, an Employee's or Participant's deemed date of termination shall be the earlier of (1) the expiration date of such Authorized Absence or (2) one year from the date such Authorized Absence commenced. Notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to Qualified Military Service will be provided in accordance with Section 414(u) of the Code.

         3.7       Break In Service:

                  (a) With respect to a termination of Service occurring prior to April 1, 1999, a Break in Service shall be determined in accordance with the "break in service" provisions of the applicable Prior Plan. For purposes of eligibility and vesting, any

         Employee or Participant who has a Break In Service commencing prior to April 1, 1999 shall have his rights surrounding such Break In Service determined in accordance with the provisions of the applicable Prior Plan in which he participated.

                  (b) With respect to a termination of Service occurring from and after April 1, 1999, a Break In Service shall occur upon the expiration of the 12 consecutive month period next following an Employee's or a Participant's termination of Service, as determined in accordance with the provisions of Section 3.6(b), unless such Employee or Participant sooner recommences Service with an Employer or Affiliate. In the event an Employee or Participant recommences Service with an Employer or Affiliate prior to incurring a Break In Service, the period of his interim absence shall constitute Service for all purposes of the Plan, as provided under Section 3.8 below.

                  (c) Solely for purposes of determining whether a Break In Service has occurred under this Plan, the Service of an individual who is absent from work for maternity or paternity reasons shall not terminate until the expiration of two years after the date such absence commenced. For purposes of this paragraph, an absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Employee or Participant, (ii) by reason of the birth of a child of the Employee or Participant, (iii) by reason of the placement of a child with the Employee or Participant in connection with the adoption of such child by such Employee or Participant or (iv) for purposes of caring for such child for a period beginning immediately following such birth or placement. In order for the absence of a Participant or an Employee to qualify as a maternity/paternity leave, the Participant must furnish the Committee in a timely manner, with such information and documentation as the Committee shall reasonably require to establish that the absence from work is for the reasons referred to above and the number of days for which there was such absence.

                  (d) Notwithstanding any provision of this Article III to the contrary, for purposes of determining eligibility to participate and vesting under the Plan, Service shall be continued during any leave taken pursuant to the Family and Medical Leave Act of 1993 and no Break In Service shall occur due, in whole or in part, to such leave.

         3.8 Effect of Re-employment Prior to a Break In Service: In the event an Employee or Participant is re-employed by an Employer or Affiliate prior to a Break In Service, the period of his interim absence shall constitute Service for eligibility and vesting purposes under the Plan.

         3.9 Effect of Re-employment After a Break In Service: In the event an Employee or Participant is re-employed by an Employer or Affiliate after a Break In Service, the following rules shall apply in determining his participation in the Plan under Section 3.1 and his Vesting Service under Section 3.10:

                  (a) Participation: If the re-employed person was not a Participant during his prior period of Service, he shall be eligible to commence participation in the Plan on the date of his re-employment if he otherwise meets the requirements of Section 3.1. If the re-employed Employee was a Participant during his prior period of Service, he shall recommence participation in the Plan on the date of his re- employment if he otherwise meets the requirements of Section 3.1, and any forfeitures from his Employer Matching Account and ESOP Account shall be reinstated to the extent provided in Section 6.9.

                  (b) Vesting Service: Any Vesting Service attributable to the re-employed Employee's prior period of Service shall be reinstated as of the date of his recommencement of participation in the Plan.

                  3.10 Vesting Service: Subject to the Break In Service provisions of this Article III, a Participant's Vesting Service shall equal the sum of the following:

                  (a) Vesting Service prior to April 1, 1999, which shall be (i) for a Minnegasco or NorAm Participant, his Vesting Service as defined under the Minnegasco Plan or NorAm Plan, as applicable, with respect to Service earned prior to April 1, 1999, and (ii) for an HII Participant, his Vesting Service determined under the Prior HII Plan, with respect to Service earned prior to April 1, 1999, as determined under Section 3.5(a); and

                  (b) Vesting Service on and after April 1, 1999, which shall be earned for each day of Service after the Participant's employment date with an Employer or Affiliate.

         3.11 Transferred Participants:

                  (a) For purposes of determining eligibility to participate in the Plan and Vesting Service under this Article III, a Participant's Service shall include his employment with an Affiliate after it becomes an Affiliate; provided, however, that all such employment is determined in accordance with the re-employment provisions of Section 3.8 and 3.9. If an individual is transferred from an employment classification with an Employer that is not covered by the Plan to an employment classification that is so covered, or from an Affiliate that is not an Employer to an employment classification with an Employer that is so covered, his period of Service prior to the date of transfer shall be considered for purposes of determining his eligibility to become a Participant under Section 3.1 and for purposes of vesting under Section
         6.1. In addition, if such transferred Participant had an account in a qualified defined contribution plan maintained by such Affiliate, such account shall be transferred to the Trust Fund under this Plan if the transfer is permitted by the terms of said plan and if the Committee determines that the transferred account will not fail to satisfy Section 401(a) or 411(d)(6) of the Code. Any transferred account shall be subject to the provisions of this Plan; provided, however, that the vesting provisions of the transferor plan shall continue to apply.

                  (b) If a Participant is transferred to employment with an Employer or Affiliate which is not eligible employment covered by the Plan, his participation in the Plan shall be suspended; provided, however, that during the period of his employment in such ineligible position:

                           (i) Subject to the re-employment provisions of
                  Sections 3.8 and 3.9, he shall be credited with Service in accordance with this Article III;

                           (ii) He shall cease to have any right to make
                  Contributions pursuant to Sections 4.2 and 4.3;

                           (iii) His Employer Matching Account and ESOP Account
                  shall receive no Employer Matching Contribution or ESOP Contribution allocations under Section 4.1;

                           (iv) He shall continue to participate in income
                  allocations of the earnings and/or losses of the Trust Fund pursuant to Section 5.3;

                           (v) No distribution event shall be deemed to have
                  occurred under Section 6.1; and

                           (vi) The loan privileges under Article VII and the
                  provisions of Article VIII shall continue to apply.

                           In addition, the Committee may, at its discretion, authorize the transfer of his Accounts under this Plan to the Trust Fund funding the qualified defined contribution plan, if any, of the Affiliate to which the Participant was transferred. In such event, the provisions of the transferee plan shall govern.

                  (c) In addition and with respect to only those Participants who previously had an account established under the STP Nuclear Operating Company Savings Plan as of October 1, 1997, prior to their employment after such date by an Employer covered by this Plan, the period of employment of such Participant by STP Nuclear Operating Company, a Texas nonprofit corporation, shall be deemed to be employment by an Affiliate hereunder for purposes of eligibility and vesting and shall be calculated as provided in Section 3.11(a) above.

                                   ARTICLE IV

                            CONTRIBUTIONS TO THE PLAN

         4.1 Employer Contributions: For each Plan Year during which an Exempt Loan is outstanding, the Employer shall make an ESOP Contribution to the Trust Fund in such amount and at such times as shall be determined by the Company.

                  The Employer shall also make an Employer Matching Contribution (subject to adjustments for forfeitures and limitations on annual additions as elsewhere specified in the Plan) in the amount, if any, necessary to result in a total allocation under Article V to each Participant's ESOP Account of not less than 75% of the total of his Pre-Tax Matched Contribution and After-Tax Matched Contribution for the Plan Year. Further, the Employer shall make an additional ESOP Contribution and/or Employer Matching Contribution, if necessary, to make the allocation required under Section 5.3(d)(ii) with respect to dividends used to repay an Exempt Loan.

                  In addition, for any Plan Year, the Employer, in its discretion, may make an additional Employer Matching Contribution in an amount
(1) determined by the Chairman of the Committee on behalf of (i) Participants who are in active Service as of the last day of the applicable Plan Year and
(ii) Participants (A) whose Service terminates during the applicable Plan Year and who are age 55 or older with five years of Service as of such termination date or (B) whose Service terminates during the applicable Plan Year due to death or Disability, and (2) communicated to such eligible Participants within 90 days following the close of the applicable Plan Year.

                  To the extent specified in Section 5.3(d)(iii), any amounts attributable to forfeitures will be applied to reduce, to the extent of such forfeitures, the Employer Matching Contributions required to be made next following the determination of any such forfeiture amounts and/or pay incident expenses of the Plan.

                  In the event that a forfeiture arising under Section 6.1 is reinstated under Section 6.9 because of the return to the employment of the terminated Participant, or in the event that a forfeiture arising under Section
6.11 is reinstated in accordance with the provisions of Section 6.11 because of an appropriate claim of forfeited unclaimed benefit by the Participant, Beneficiary or other distributee, the Employer shall contribute, within a reasonable time following such re-employment or claim, an amount equal to the forfeiture to be reinstated.

        4.2 Pre-Tax Contributions: Each Participant who has elected to defer a portion of his salary as a Pre-Tax Matched Contribution to the Plan pursuant to
Section 3.4 shall defer as his Pre-Tax Matched Contribution to the Trust Fund 1%, 2%, 3%, 4%, 5% or 6%, as he may designate, of his Compensation. In addition, each Participant may also elect to defer any whole percent, up to a maximum of 10%, of his Compensation as a Pre-Tax Unmatched Contribution. Each Participant's Pre-Tax Matched Contribution and Pre-Tax Unmatched Contribution, if any, shall be contributed to the Trust Fund by the Employer as soon as practicable. A Participant's Pre-Tax Contributions under this Plan and all other plans, contracts or arrangements of the Employer shall not exceed a maximum contribution of $10,000, as adjusted by the Secretary of the Treasury or his delegate, for each calendar year. In the event a Participant's Pre-Tax Contributions exceed the applicable limit described in the preceding sentence, or in the event the Participant submits a written claim under the Plan, at the time and in the manner prescribed by the Committee, specifying an amount of Pre-Tax Contributions that will exceed the applicable limit of Section 402(g) of the Code when added to the amounts deferred by the Participant in other plans or arrangements, such excess (the "Excess Deferrals"), plus any income and minus any loss allocable to such amount, shall be returned to the Participant by the April 15 of the following year. Excess Deferrals shall be treated as Annual Additions under Section 5.5 of the Plan. Each Participant's Pre-Tax Contribution Account shall be fully vested and non-forfeitable at all times.

                  When first electing to participate in the Plan, each Participant shall give advance notification by electronic, telephonic, written or other such manner as may be prescribed from time to time by the Committee, of the amount he elects to defer as a Pre-Tax Matched Contribution and as a Pre-Tax Unmatched Contribution. Each such election shall continue in effect during subsequent Plan Years unless the Participant shall give timely notice of his election to change or discontinue his Pre-Tax Matched Contribution or his Pre-Tax Unmatched Contribution in accordance with procedures established from time to time by the Committee.

                  A Participant may change the rate of his Pre-Tax Matched Contribution and/or Pre-Tax Unmatched Contribution, with no restrictions on frequency, by electronic, telephonic, written or other such manner as may be prescribed from time to time by the Committee. A Participant may discontinue his Pre-Tax Matched Contribution and/or Pre-Tax Unmatched Contribution, with no restrictions on frequency, by electronic, telephonic, written or other such manner as may be prescribed from time to time by the Committee. Any such change or discontinuance in the rate of Pre-Tax Matched and/or Unmatched Contributions shall be effective as soon as reasonably practicable following receipt of the change or discontinuance of elections.

        4.3 After-Tax Contributions: Each Participant who has elected to make a Pre-Tax Matched Contribution of less than 6% of his Compensation may elect to make an After-Tax Matched Contribution to the Plan pursuant to Section 3.4 of 1%, 2%, 3%, 4%, 5% or 6%, as he may designate, of his Compensation, provided that the total of his Pre-Tax Matched Contribution, if any, and his After-Tax Matched Contribution does not exceed 6% of his Compensation. In addition, each Participant who has elected to make a Pre-Tax Unmatched Contribution of less than 10% of his Compensation may elect to contribute to the Plan any whole percent, up to a maximum of 10%, of his Compensation as an After-Tax Unmatched Contribution; provided, however, that the total of his Pre-Tax Unmatched Contribution, if any, and his After-Tax Unmatched Contribution does not exceed 10% of his Compensation. Each Participant's After-Tax Matched Contribution and After-Tax Unmatched Contribution, if any, shall be withheld from each of his paychecks and contributed to the Trust Fund by the Employer as soon as practicable. Each Participant's After-Tax Contribution Account shall be fully vested and non-forfeitable at all times.

                  When first electing to participate in the Plan, each Participant shall give advance notification by electronic, telephonic, written or other such manner as may be prescribed from time to time by the Committee, of the amount he elects to contribute as an After-Tax Matched Contribution and as an After-Tax Unmatched Contribution. Each such election shall continue in effect during subsequent Plan Years unless the Participant shall give timely notice of his election to change or discontinue his After-Tax Matched Contribution or his After-Tax Unmatched Contribution in accordance with procedures established from time to time by the Committee.

                  A Participant may change the amount of his After-Tax Matched Contribution and/or After-Tax Unmatched Contribution, with no restrictions on frequency, by electronic, telephonic, written or other such manner as may be prescribed from time to time by the Committee. A Participant may discontinue his After-Tax Matched Contribution and/or After-Tax Unmatched Contribution, with no restrictions on frequency, by electronic, telephonic, written or other such manner as may be prescribed from time to time by the Committee. Any such change or discontinuance in the amount of After-Tax Matched or Unmatched Contributions shall be effective as soon as reasonably practicable following receipt of the change or discontinuance of elections.

        4.4 Actual Deferral Percentage: The Actual Deferral Percentage for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

                  (a) the amount of Pre-Tax Contributions (i) allocated to each such Employee's Account under the Plan as of a date during the Plan Year, without contingency on future participation in the Plan or performance of future services, (ii) actually paid to the Plan on behalf of each such Employee for such Plan Year no later than the end of the 12-month period immediately following such Plan Year and (iii) that relate to Compensation that either would have been received by the Employee in such Plan Year (but for the deferral election) or are attributable to services performed by the Employee in the Plan Year and would have been received by the Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election); over

                  (b) the Employee's Compensation (as defined in Treasury Regulation Section 1.414(s)-1(c)) for such Plan Year.

                  The Plan uses the Actual Deferral Percentage for Participants who are Highly Compensated Employees (as defined in Section 4.5) for the current Plan Year and the Actual Deferral Percentage for Participants who are non-Highly Compensated Employees (1) for the current Plan Year, effective January 1, 1997 through December 31, 1998, and (2) for the preceding Plan Year, effective from and after January 1, 1999, in performing the nondiscrimination testing required under this Section IV. Notwithstanding any provision in this Plan to the contrary, an Employer may, to the extent permitted by the Code and applicable regulations, elect to include as Compensation pre-tax or after-tax contributions made under this Plan or any other plan of the Employer, and may elect to exclude as Compensation any Compensation received by a Participant during the Plan Year while such Participant was not eligible to be a Participant in the Plan.

                  An eligible Employee for the purpose of computing the Actual Deferral Percentage is defined in Treasury Regulation Section 1.401(k)-1(g)(4). The Actual Deferral Percentage of an eligible Employee who makes no Pre-Tax Contributions is zero. The individual ratios and Actual Deferral Percentages shall be calculated to the nearest 1/100 of 1% of an Employee's Compensation.

        4.5 Actual Deferral Percentage Limits: The Actual Deferral Percentage for the eligible Highly Compensated Employees for any Plan Year shall not exceed the greater of (a) or (b), as follows:

                  (a) the Actual Deferral Percentage of Compensation for the eligible non-Highly Compensated Employees times 1.25; or

                  (b) the lesser of (i) the Actual Deferral Percentage of Compensation for the eligible non-Highly Compensated Employees times
         2.0 or (ii) the Actual Deferral Percentage of Compensation for the eligible non-Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

                  "Highly Compensated Employee" shall mean any Employee and any employee of an Affiliate who is a highly compensated employee under Section 414(q) of the Code, including any Employee and any employee of an Affiliate who:

                           (i) was a "5% owner" (as defined in Code Section
                  416(i)) during the current Plan Year or prior Plan Year; or

                           (ii) received Compensation during the prior Plan Year
                  (as defined in Section 5.5(d)(6)) in excess of $80,000, or such other amount as determined by the Secretary of the Treasury or his delegate, and, if elected by the Employer, was in the "top-paid group" (the top 20% of payroll) for the Plan Year, excluding Employees described in Code Section 414(q)(8).

                  In determining an Employee's status as a Highly Compensated Employee within the meaning of Section 414(q), the entities set forth in Treasury Regulation Section 1.414(q)-1T Q&A-6(a)(1) through (4) must be taken into account as a single employer.

                  A former Employee shall be treated as a Highly Compensated Employee if (1) such former Employee was a Highly Compensated Employee when he separated from Service or (2) such former Employee was a Highly Compensated Employee in Service at any time after attaining age 55.

                  The Actual Deferral Percentage for any Highly Compensated Employee who is eligible to have deferred contributions allocated to his account under one or more plans described in Section 401(k) of the Code that are maintained by an Employer or an Affiliate in addition to this Plan shall be determined as if all such contributions were made to this Plan. For purposes of determining whether the Actual Deferral Percentage limits of this Section are satisfied, all Pre-Tax Contributions that are made under two or more plans that are aggregated for purposes of Code Section 401(a)(4) or 410(b) (other than Code
Section 410(b)(2)(A)(ii)) are to be treated as made under a single plan, and if two or more plans are permissively aggregated for purposes of Code Section 401(k), the aggregated plans must also satisfy Code Sections 401(a)(4) and 410(b) as though they were a single plan.

        4.6 Reduction of Pre-Tax Contribution Rates by Leveling Method: If, on the basis of the Pre-Tax Contribution rates elected by Participants for any Plan Year, the Committee determines, in its sole discretion, that neither of the tests contained in (a) or (b) of Section 4.5 will be satisfied, the Committee may reduce the Pre-Tax Contribution rate of any Participant who is among the eligible Highly Compensated Employees to the extent necessary to reduce the overall Actual Deferral Percentage for eligible Highly Compensated Employees to a level which will satisfy either (a) or (b) of Section 4.5. The reductions in Pre-Tax Contribution rates shall be made in a manner so that the Actual Deferral Percentage of the affected Participants who elected the highest Actual Deferral Percentage shall be first lowered to the level of the affected Participants who elected the next to the highest Actual Deferral Percentage. If further overall reductions are required to achieve compliance with (a) or (b) of Section 4.5, both of the above-described groups of Participants will be lowered to the level of Participants with the next highest Actual Deferral Percentage, and so on, until sufficient total reductions in Pre-Tax Contribution rates have occurred to achieve compliance with (a) or (b) of Section 4.5. The Committee may, in its discretion, permit a Participant whose Pre-Tax Contributions are reduced under this paragraph to contribute a like amount to his After-Tax Contribution Account.

        4.7 Increase in Pre-Tax Contribution Rates: If a Participant's Pre-Tax Contribution is reduced below the level necessary to satisfy either (a) or (b) of Section 4.5 for the Plan Year, such Participant may be eligible to increase his Pre-Tax Contribution rate for the remainder of the Plan Year to a level not in excess of that level which will satisfy the greater of (a) or (b) of Section
4.5. Such an increase in the Pre-Tax Contribution rate shall be made by Participants on a uniform and non-discriminatory basis, pursuant to such rules and procedures as the Committee may prescribe.

        4.8 Excess Pre-Tax Contributions: As soon as possible following the end of the Plan Year, the Committee shall determine whether either of the tests contained in Section 4.5 were satisfied as of the end of the Plan Year, and any excess Pre-Tax Contributions, plus any income and minus any loss attributable thereto, of those Participants who are among the Highly Compensated Employees shall be distributed to such Participants in the manner provided below based on the amount of Pre-Tax Contributions. In addition, the Employer Contribution made with respect to such excess Pre-Tax Contributions shall be forfeited and applied to reduce future Employer Contributions otherwise required under Section 4.1. Such income shall include the allocable gain or loss for the Plan Year only.

                  The amount of any excess Pre-Tax Contributions to be distributed to a Participant shall be reduced by Excess Deferrals previously distributed to him pursuant to Section 4.2 for the taxable year ending in the same Plan Year. All excess Pre-Tax Contributions shall be returned to the Participants no later than the last day of the following Plan Year. The excess Pre-Tax Contributions, if any, of each Participant who is among the Highly Compensated Employees shall be determined by computing the maximum Actual Deferral Percentage which each such Participant may defer under (a) or (b) of
Section 4.5 and then reducing the Actual Deferral Percentage of some or all of such Participants through the distribution of such excess Pre-Tax Contributions, on the basis of the amount of Pre-Tax Contributions of such Participants, as necessary to reduce the overall Actual Deferral Percentage for eligible Participants who are among the Highly Compensated Employees to a level which satisfies either (a) or (b) of Section 4.5, according to the following procedures:

                  (a) the Pre-Tax Contributions of the Highly Compensated Employee or Employees with the highest dollar amount of Pre-Tax Contributions shall be reduced to equal the dollar amount of the Pre-Tax Contributions of the Highly Compensated Employee or Employees with the next highest dollar amount of Pre-Tax Contributions;

                  (b) the reduction amount determined in clause (a) shall be distributed to the Highly Compensated Employee or Employees who had the highest dollar amount of Pre-Tax Contributions prior to such reduction; and

                  (c) the procedures in clauses (a) and (b) shall be repeated until the total excess Pre-Tax Contributions are distributed and compliance is achieved with (a) or (b) of Section 4.5.

If these distributions are made, the Actual Deferral Percentage is treated as meeting the nondiscrimination test of Section 401(k)(3) of the Code regardless of whether the Actual Deferral Percentage, if recalculated after distributions, would satisfy Section 401(k)(3) of the Code. The above procedures are used for purposes of recharacterizing excess Pre-Tax Contributions under Section 401(k)(8)(A)(ii) of the Code. For purposes of Section 401(m)(9) of the Code, if a corrective distribution of excess Pre-Tax Contributions has been made, or a recharacterization has occurred, the Actual Deferral Percentage for Highly Compensated Employees is deemed to be the largest amount permitted under Section 401(k)(3) of the Code.

                  The income or loss attributable to the Participant's excess Pre-Tax Contributions for the Plan Year shall be determined by multiplying the income or loss attributable to the Participant's Pre-Tax Contribution Account balance for the Plan Year by a fraction, the numerator of which is the excess Pre-Tax Contribution and the denominator of which is the Participant's total Pre-Tax

Contribution Account balance. Excess Pre-Tax Contributions shall be treated as Annual Additions under Section 5.5 of the Plan.

         4.9 Contribution Percentage and ESOP Percentage:

         A. Contribution Percentage: The Contribution Percentage for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

                  (a) the total of the Employer Matching Contributions and the After-Tax Contributions (the "Aggregate Contributions") paid under the Plan on behalf of each such Employee for such Plan Year; to

                  (b) the Employee's Compensation (as defined in Section
         4.4(b)).

The Plan uses the Contribution Percentage for Participants who are Highly Compensated Employees for the current year and the Contribution Percentage for Participants who are non-Highly Compensated Employees (1) for the current Plan Year, effective January 1, 1997 through December 31, 1998, and (2) for the preceding Plan Year, effective from and after January 1, 1999, in performing the non-discrimination testing required under this Section IV. In computing the Contribution Percentage, the Employer may elect to take into account After-Tax and Pre-Tax Contributions made under this Plan or any other plan of the Employer to the extent that the following requirements are satisfied:

                           (i) the amount of non-elective contributions,
                  including those qualified non-elective contributions treated as Employer Matching Contributions for purposes of calculating the Contribution Percentage, satisfies the requirements of
                  Section 401(a)(4) of the Code;

                           (ii) the amount of non-elective contributions,
                  excluding those qualified non-elective contributions treated as Employer Matching Contributions for purposes of calculating the Contribution Percentage and those qualified non-elective contributions treated as elective contributions under Treasury Regulation Section 1.401(k)-1(b)(5) for purposes of calculating the Actual Deferral Percentage, satisfies the requirements of Section 401(a)(4) of the Code;

                           (iii) the elective contributions, including those
                  treated as Employer Matching Contributions for purposes of calculating the Contribution Percentage, satisfy the requirements of Code Section 401(k)(3);

                           (iv) the qualified non-elective contributions are
                  allocated to the Employee under the Plan as of a date within the Plan Year and the elective contributions satisfy Treasury Regulation Section 1.401(k)-1(b)(i) for the Plan Year; and, if applicable, the Plan and the plans to which the qualified non-elective contributions and elective contributions are made, are or could be aggregated for purposes of Code Section 410(b).

A Participant's Contribution Percentage shall be determined after determining the Participant's Excess Deferrals, if any, pursuant to Section 4.2, and after determining the Participant's excess Pre-Tax Contributions pursuant to Section 4.8.

                  An eligible Employee for purposes of computing the Contribution Percentage is defined in Treasury Regulation Section
1.401(m)-1(f)(4). The Contribution Percentage will be zero for an eligible Employee who received no allocation of Aggregate Contributions.

         B. ESOP Percentage: The ESOP Percentage for a specified group of Employees for a Plan Year shall be the average of the ratios (calculated separately for each Employee in such group) of:

                  (a) The total of the ESOP Contributions paid under the Plan on behalf of each such Employee for such Plan Year; to

                  (b) The Employee's Compensation (as defined in Section
         4.4(b)).

The Plan uses the ESOP Percentage for Participants who are Highly Compensated Employees for the current year and the ESOP Percentage for Participants who are non-Highly Compensated Employees (1) for the current Plan Year, effective January 1, 1997 through December 31, 1998, and (2) for the preceding Plan Year, effective from and after January 1, 1999, in performing the non-discrimination testing required under this Section IV.

                  A Participant's ESOP Percentage shall be determined after determining the Participant's Excess Deferrals, if any, pursuant to Section 4.2 and after determining the Participant's excess Pre-Tax Contributions pursuant to
Section 4.8.

                  An eligible Employee for purposes of computing the ESOP Percentage is defined in Treasury Regulation Section 1.401(m)-1(f)(4). The ESOP Percentage will be zero for an eligible Employee who received no allocation of Aggregate Contributions.

        4.10 Contribution Percentage and ESOP Percentage Limits: Each of the Contribution Percentage and ESOP Percentage (with respect to each, the "Applicable Percentage") for the eligible Employees for any Plan Year who are Highly Compensated Employees shall not exceed the greater of (a) or (b), as follows:

                  (a) the Applicable Percentage for the eligible Employees who are not Highly Compensated Employees times 1.25; or

                  (b) the lesser of (i) the Applicable Percentage for the eligible Employees who are not Highly Compensated Employees times 2.0 or (ii) the Applicable Percentage for the eligible Employees who are not Highly Compensated Employees plus two percentage points or such lesser amount as the Secretary of the Treasury shall prescribe to prevent the multiple use of this alternative limitation with respect to any Highly Compensated Employee.

                  The Applicable Percentage for any Highly Compensated Employee for any Plan Year who is eligible to have matching employer contributions made on his behalf or to make after-tax contributions under one or more plans described in Section 401(a) of the Code that are maintained by an Employer or an Affiliate in addition to this Plan shall be determined as if all such contributions were made to this Plan.

                  In the event that this Plan must be combined with one or more other plans in order to satisfy the requirements of Code Section 410(b), then the Applicable Percentage shall be determined as if all such plans were a single plan. If two or more plans are permissively aggregated for the purposes of Code
Section 410(b) (other than the average benefit percentage test), then the Applicable Percentage shall be determined as if all such plans were a single plan.

         4.11 Treatment of Excess Aggregate Contributions or ESOP Contributions:
If neither of the tests described above in Section 4.10 are satisfied with respect to either Aggregate Contributions or ESOP Contributions, the excess Aggregate Contributions or ESOP Contributions (as applicable), plus any income and minus any loss attributable thereto, shall be forfeited or, if not forfeitable, shall be distributed no later than the last day of the Plan Year following the Plan Year in which such excess Aggregate Contributions or ESOP Contributions (as applicable) were made. Such income shall include the allocable gain or loss for the Plan Year only. The income or loss attributable to the Participant's excess Aggregate Contributions or ESOP Contributions (as applicable) for the Plan Year shall be determined by multiplying the income or loss attributable to the Participant's Account for the Plan Year by a fraction, the numerator of which is the excess Aggregate Contribution or ESOP Contributions (as applicable), and the denominator of which is the Participant's total Account balance. Excess Aggregate Contributions or ESOP Contributions shall be treated as Annual Additions under Section 5.5 of the Plan.

                  The excess Aggregate Contributions or ESOP Contributions (as applicable), if any, of each Participant who is among the Highly Compensated Employees shall be determined by computing the maximum Contribution or ESOP Percentage under (a) or (b) of Section 4.10 (as applicable) and then reducing the Contribution or ESOP Percentage of some or all of such Participants whose Contribution or ESOP Percentage exceeds the maximum through the distribution or forfeiture of the excess Aggregate Contributions or ESOP Contributions (as applicable), on the basis of the amount of such excess contributions attributable to such Participants, as necessary to reduce the overall Contribution or ESOP Percentage for eligible Participants who are among the Highly Compensated Employees to a level which satisfies either (a) or (b) of Section 4.10, according to the following procedures:

                  (a) the Aggregate Contributions or ESOP Contributions (as applicable) of the Highly Compensated Employee or Employees with the highest dollar amount of such contributions shall be reduced to equal the dollar amount of the Aggregate Contributions or ESOP Contributions (as applicable) of the Highly Compensated Employee or Employees with the next highest dollar amount of such contributions;

                  (b) the reduction amount determined in clause (a) shall be forfeited by or, if not forfeitable, distributed to the Highly Compensated Employee or Employees who had the highest dollar amount of Aggregate Contributions or ESOP Contributions (as applicable) prior to such reduction; and

                  (c) the procedures in clause (a) and (b) shall be repeated until the total excess Aggregate Contributions or ESOP Contributions (as applicable) are forfeited and/or distributed and compliance is achieved with (a) or (b) of Section 4.10.

If these forfeitures and/or distributions are made, the Contribution or ESOP Percentage is treated as meeting the nondiscrimination test of Section 401(m)(2) of the Code regardless of whether the Contribution or ESOP Percentage, if recalculated after such forfeitures and/or distributions would satisfy Section 401(m)(2) of the Code. For purposes of Section 401(m)(9) of the Code, if a corrective distribution of excess Aggregate Contributions or ESOP Contributions (as applicable) has been made, the Contribution or ESOP Percentage (as applicable) for Highly Compensated Employees is deemed to be the largest amount under Section 401(m)(2) of the Code.

                  For each Participant who is a Highly Compensated Employee, the amount of excess Aggregate Contributions or ESOP Contributions (as applicable) is equal to the total Employer Contributions and After-Tax Contributions on behalf of the Participant (determined prior to the application of this paragraph) minus the amount determined by multiplying the Participant's actual contribution ratio (determined after application of this paragraph) by his Compensation used in determining such ratio. The individual ratios and Contribution and ESOP Percentages shall be calculated to the nearest 1/100 of 1% of the Employee's Compensation, as such term is used in paragraph (b) of Section 4.10.

        4.12 Multiple Use of Alternative Limitation: The rules set forth in Treasury Regulation Section 1.401(m)-2(b) for determination of multiple use of the alternative methods of compliance with respect to Sections 4.5(b) and 4.10(b) are hereby incorporated into the Plan. If a multiple use of the alternative limitation occurs with respect to two or more plans or arrangements maintained by an Employer, it shall be treated as an excess Aggregate Contribution and must be corrected by reducing the actual contribution ratio of Highly Compensated Employees eligible both to make elective contributions to receive matching contributions under the 401(k) arrangement or to make contributions under the 401(m) plan. Such reduction shall be by the leveling process set forth in Section 4.11.

        4.13 ESOP Contributions, Employer Matching Contributions and Pre-Tax Contributions to be Tax Deductible: ESOP Contributions, Employer Matching Contributions and Pre-Tax Contributions shall not be made in excess of the amount deductible under applicable Federal law now or hereafter in effect limiting the allowable deduction for contributions to profit-sharing plans. The ESOP Contributions, Employer Matching Contributions and Pre-Tax Contributions to this Plan when taken together with all other contributions made by the Employer to other qualified retirement plans shall not exceed the maximum amount deductible under Section 404 of the Code.

        4.14 Maximum Allocations: Notwithstanding the above, the total Annual Additions made to the Account of any Participant shall not exceed the limits prescribed in Section 5.5.

        4.15 Refunds to Employer: Once Contributions are made to the Plan by the Employer on behalf of the Participants, they are not refundable to the Employer unless a Contribution:

             (a) was made by mistake of fact; or

             (b) was made conditioned upon the contribution being allowed as a deduction and such deduction was disallowed.

Any Contribution made by the Employer during any Plan Year in excess of the amount deductible or any Contribution attributable to a good faith mistake of fact shall be refunded to the Employer. The amount which may be returned to the Employer is the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake of fact or the excess of the amount contributed over the amount deductible, as applicable. A Contribution made by reason of a mistake of fact may be refunded only within one year following the date of payment. Any Contribution to be refunded because it was not deductible under Section 404 of the Code may be refunded only within one year following the date the deduction was disallowed. Earnings attributable to any such excess Contribution may not be withdrawn, but losses attributable thereto must reduce the amount to be returned. In no event may a refund be due which would cause the Account balance of any Participant to be reduced to less than the Participant's Account balance would have been had the mistaken amount, or the amount determined to be non-deductible, not been contributed.

        4.16 Rollover Contributions: Notwithstanding any other provision of the Plan, the Trustee shall be authorized to accept an "eligible rollover distribution" within the meaning of Code Section 402(c)(4) on behalf of or from a person who is (or who will be entitled under Section 3.1 to become) a Participant in this Plan, provided that the transfer of the assets to this Plan is one described in Section 402(c)(4), 403(a)(4) or 408(d)(3)(A)(ii) of the Code. Such a transferred distribution is referred to herein as a "rollover contribution."

                  The acceptance of rollover contributions under this Section
4.16 shall be subject to the following conditions:

                  (a) No rollover contribution shall be in an amount less than $500.

                  (b) Rollover contributions shall be in cash only.

                  (c) No rollover contribution may be transferred to the Plan without the prior approval of the Committee. The Committee shall develop such procedures and may require such information from an Employee desiring to make such a transfer as it deems necessary or desirable. The Committee may act in its sole discretion in determining whether to accept the transfer, and shall act in a uniform, non-discriminatory manner in this regard.

                  (d) Upon approval by the Committee, a rollover contribution shall be paid to the Trustee to be held in the Trust Fund.

                  (e) A separate Rollover Account shall be established and maintained for each Employee who has made a rollover contribution. A Rollover Account shall share in the earnings and/or losses of the Trust Fund (and component Investment Funds in which such account may be invested) commencing on the Valuation Date coincident with or next following the date on which the transferred amount is placed in the Trust Fund. The Employee's interest in his Rollover Account shall be fully vested and non-forfeitable. If an Employee who is otherwise eligible to participate in the Plan but who has not yet begun participation under Section 3.1 of the Plan makes a rollover contribution to the Plan, his Rollover Account shall represent his sole interest in the Plan until he becomes a Participant.

                  (f) The Committee shall be entitled to rely on the representation of the Employee that the rollover contribution is an eligible rollover distribution. If, however, it is determined that a transfer received from or on behalf of a Employee failed to qualify as an eligible rollover distribution within the meaning of Code Section 402(c)(4), then the balance in the Employee's Rollover Account attributable to the ineligible transfer shall, along with any earnings thereon, as soon as is administratively practicable, be:

                           (1) segregated from all other Plan assets;

                           (2) treated as a non-qualified trust established by
                  and for the benefit of the Participant; and

                           (3) distributed to the Employee.

Such an ineligible transfer shall be deemed never to have been a part of the Plan or Trust.

                                    ARTICLE V

                             PARTICIPANTS' ACCOUNTS

         5.1 Trust Accounts: The Committee shall create and maintain adequate records to reflect all transactions of the Trust Fund and to disclose the interest in the Trust Fund of each Participant (whether on active or inactive status), former Participant and Beneficiary.

                  (a) Accounts for Participants: Accounts shall be maintained for each Participant as may be appropriate from time to time to reflect his interest in the ESOP Fund and each Investment Fund in which he may be participating at any time as contemplated under Section 8.1. The interest in each Investment Fund attributable to the Contributions made by or on behalf of each Participant under the Plan and Prior Plans shall be reflected in a Pre-Tax Contribution Account and/or an After-Tax Contribution Account for each Participant. The interest in the Reliant Energy Common Stock Fund of each Participant attributable to the Employer Matching Contributions made to the Plan shall be reflected in an Employer Matching Account for each Participant. The interest in the ESOP Fund of each Participant shall be reflected in an ESOP Account for each Participant as described in Section 5.3. An Employee or Participant also may have a Rollover Account.

                  The foregoing to the contrary notwithstanding, with respect to certain amounts transferred to the Plan as of the Effective Date from the Minnegasco and NorAm Plans, the following Prior Plan Accounts shall be maintained:

                           (i) Prior Plan Matching Account: The interest in each
                  Investment Fund attributable to employer matching contributions to the Minnegasco and NorAm Plans prior to January 1, 1999 for Minnegasco and NorAm Participants, respectively, shall be reflected in a Prior Plan Matching Account;

                           (ii) Prior Plan ESOP Account: The interest in each
                  Investment Fund attributable to ESOP contributions to the Minnegasco and NorAm Plans prior to January 1, 1999 for Minnegasco and NorAm Participants, respectively, shall be reflected in a Prior Plan ESOP Account;

                           (iii) Cengas Account: The interest in each Investment
                  Fund attributable to the after-tax contributions of certain Minnegasco Participants under the Minnegasco, Inc. Retirement Plan for Employees of the Former Cengas Division shall be reflected in a Cengas Account; and

                           (iv) Prior Plan 1999 Matching Account: The interest
                  in the Reliant Energy Common Stock Fund attributable to employer matching contributions to the Minnegasco and NorAm Plans for the period commencing on January 1, 1999 and ending on March 31, 1999 for Minnegasco and NorAm Participants, respectively, shall be reflected in a Prior Plan 1999 Matching Account.

                  (b) Stock Suspense Account: There shall also be established and maintained under the Trust a suspense account to be known as the Stock Suspense Account.

                  (c) Rights in Trust Fund: The maintenance of individual Accounts is only for accounting purposes, and a segregation of the assets of the Trust Fund to each Account shall not be required. Distribution and withdrawals made from an Account shall be charged to the Account as of the date paid.

        5.2 Valuation of Trust Fund: A valuation of the Trust Fund shall be made as of each Valuation Date of each Plan Year. For the purposes of each such valuation, the assets of each Investment Fund shall be valued at their respective current market values, and the amount of any obligations for which the Investment Fund may be liable, as shown on the books of the Trustee, shall be deducted from the total value of the assets. For the purposes of maintenance of books of account in respect of properties comprising the Trust Fund, and of making any such valuation, the Trustee shall account for the transactions of the Trust Fund on an accrual basis. The current market value shall, for the purposes hereof, be determined as follows:

                  (a) Where the properties are securities which are listed on a securities exchange, or which are actively traded over the counter, the value shall be the net asset value, if appropriate, otherwise the last recorded sales price. In the event transactions regarding such property are recorded over more than one such exchange, the Trustee may select the exchange to be used for purposes hereof. Recorded information regarding any such securities published in The Wall Street Journal or any other publication deemed appropriate may be relied upon by the Trustee. If no transactions involving any such securities have been recorded as of a particular Valuation Date, then such securities shall be valued as provided in paragraph (b) below.

                  (b) Where paragraph (a) hereof shall be inapplicable in the valuation of any properties, the Trustee shall obtain from at least two qualified persons an opinion as to the value of such properties as of the close of business on the particular Valuation Date. The average of such estimates shall be used.

         5.3 Allocation to Accounts:

                  (a) Pre-Tax, After-Tax and Employer Matching Contributions:
         Pre-Tax Contributions and After-Tax Contributions received in the Trust Fund since the preceding Valuation Date shall be credited to the respective Pre-Tax Contribution Accounts and After-Tax Contribution Accounts of the Participants and invested in the Investment Funds in accordance with their instructions pursuant to Section 8.1. Employer Matching Contributions received in the Trust Fund since the preceding Valuation Date shall be allocated to the Participants' Employer Matching Accounts in the ratio that the sum of each Participant's Pre-Tax Matched Contribution and After-Tax Matched Contribution for the period bears to the total Pre-Tax Matched Contributions and After-Tax Matched Contributions of all Participants for the period.

                  (b) ESOP Accounts: The ESOP Account of each Participant shall be credited with his allocable portion of (i) the Company Stock investment in the ESOP Fund purchased and paid for by the Trust (other than Financed Stock) or contributed in kind by the Employer, (ii) forfeitures from the ESOP Fund, (iii) the Company Stock investment in the ESOP Fund released from the Stock Suspense Account and (iv) any cash held in the ESOP Fund. Such allocation shall be made in the ratio that the sum of each Participant's Pre-Tax Matched Contribution and After-Tax Matched Contribution for the period bears to the total Pre-Tax Matched Contributions and After-Tax Matched Contributions of all Participants for the period. Allocations made pursuant to this
         Section 5.3(b) shall be made as soon as practicable after the close of each payroll period in an amount not to exceed 75% of the total of each Participant's Pre-Tax Matched Contributions and After-Tax Matched Contributions.

                  (c) Stock Suspense Account: The Stock Suspense Account shall be credited as of Valuation Date occurring at the end of each payroll period with the number of shares of Financed Stock purchased by the Trustee since the preceding payroll period Valuation Date. In addition, the Stock Suspense Account shall be credited with all ESOP Contributions for the Plan Year which are to be used to repay Exempt Loans. The Stock Suspense Account shall be debited with amounts used to repay Exempt Loans and with the number of shares of Financed Stock that are to be released from such Account in accordance with the provisions of Section 5.3(b).

                  (d) Allocation Procedures: The Accounts of Participants, former Participants and Beneficiaries shall be adjusted in accordance with the following:

                           (i) Earnings of the Investment Fund: The earnings (or
                  loss) of the Investment Fund since the preceding Valuation Date (including the appreciation or depreciation in value of the assets of the Investment Fund) shall be allocated to the Accounts of Participants (other than a terminated Participant's Accounts which have become current obligations of the Investment Fund) in proportion to the balances in such Accounts on the preceding Valuation Date, but after first reducing each such Account balance by any distribution from such Account since the preceding Valuation Date.

                           (ii) Income and Appreciation in Value of Stock
                  Suspense Account and ESOP Accounts in the Trust Fund: The income of the ESOP Fund shall be allocated in proportion to the balances, as of the preceding Valuation Date, in the Stock Suspense Account and the ESOP Accounts, but after first reducing each such Account balance by any distributions or charges from such Accounts since the preceding Valuation Date. Notwithstanding anything to the contrary in the Plan, if and to the extent that dividends credited to Participants' ESOP Accounts are used to amortize an Exempt Loan pursuant to
                  Section 5.6, an interest in the ESOP Fund with a fair market value not less than the amount of such dividends must be allocated to the Participants' ESOP Accounts (resulting from the release of Financed Stock attributable to such use of dividends to amortize the Exempt Loan) for the year of payment of such dividends to the Plan, and the Company shall make such additional Employer Matching Contributions as are necessary to accomplish such result. Any dividends with respect to Financed Stock that are used to amortize an Exempt Loan shall be used first to repay current principal and then to repay current interest with respect to such loan.

                           (iii) Forfeitures: As of each Valuation Date, any
                  amounts in the Employer Matching Accounts which have become forfeitures since the preceding Valuation Date shall first be made available to reinstate previously forfeited Account balances of former Participants, if any, in accordance with
                  Section 6.9 and previous Participants who have unclaimed benefits, if any, in accordance with Section 6.11 and/or to pay incident expenses of the Plan. The remaining forfeitures from the Employer Matching Accounts and all forfeitures from the ESOP Accounts, if any, shall be used to reduce Employer Matching Contributions as specified under Section 4.1.

         5.4 Treatment of Company Stock Purchased with an Exempt Loan:

                  (a) Financed Stock: Any Company Stock purchased by the Trust on behalf of the ESOP Fund with the proceeds of an Exempt Loan shall be credited initially to the Stock Suspense Account.

                  (b) Allocation from Stock Suspense Account to ESOP Accounts:
         As of each monthly Valuation Date, and as of any special Valuation Date if directed by the Committee, there shall be released an interest in the ESOP Fund equal to the excess, if any, of shares of Financed Stock determined in (i) over (ii), where (i) and (ii) are as follows: (i) is equal to the product of the number of shares of Financed Stock not released prior to January 1 of the current Plan Year multiplied by the ratio of (y) the amount of principal and interest paid under the Exempt Loan during the current Plan Year to (z) the sum of the amount determined in clause (y) plus the total of all principal and interest to be paid in the future, assuming if the interest rate is variable that the interest rate in the future will be the same as that currently in effect, and (ii) is equal to the number of shares of Financed Stock previously released in the current Plan Year. The Company Stock investment in the ESOP Fund released pursuant to the preceding sentence shall be allocated to the Participants' ESOP Accounts in accordance with the provisions of Section 5.3(b).

                  (c) Payments on Exempt Loans: As of each Valuation Date, installment payments, including principal and interest, made by the Trustee since the last preceding Valuation Date under Exempt Loans will be debited to the Stock Suspense Account and to Participants' ESOP Accounts under the provisions of Section 5.3 hereof. Specified income shall not include shares of Company Stock attributable to any share split or share dividend on outstanding shares.

                  For purposes of determining payments on Exempt Loans, payment of principal and interest shall be accounted for substantially in accordance with the following: All income ("specified income") allocable to the Stock Suspense Account that is attributable to collateral for the Exempt Loan or to ESOP Contributions shall be used, before any ESOP Contributions are so used, to pay principal amounts due under such Exempt Loan; ESOP Contributions shall be first applied to repay interest under such Exempt Loan with any excess ESOP Contribution used to fund current principal requirements not otherwise funded by the specified income; if the specified income exceeds the amount necessary to pay principal due on Exempt Loans for the Plan Year, then such excess amount shall be first used to pay interest currently due with respect to the Exempt Loans and any remaining amount of income may, at the direction of the Committee, be used to prepay principal due on Exempt Loans in succeeding periods. In the event that there are insufficient funds available to make payments of principal or interest on Exempt Loans when due, the Committee may direct (i) the Trustee to obtain a new Exempt Loan in an amount sufficient to make such payments or (ii) the Trustee to sell any Financed Stock which has not yet been allocated to ESOP Accounts provided such sale meets the requirements of the following sentence. In directing any such sale of Financed Stock, the Committee shall consider all of the facts and circumstances surrounding the proposed transaction and the reasons therefor and shall act in the best interest of Plan Participants in accordance with the applicable Treasury Regulations and ERISA.

        5.5 Maximum Annual Additions: Notwithstanding anything contained herein to the contrary, the total Annual Additions made to the Account of a Participant for any Plan Year commencing on or after the Effective Date shall be subject to the following limitations:

       (a)        Single Defined Contribution Plan

                  1. If an Employer does not maintain any other qualified plan, the amount of Annual Additions which may be allocated under this Plan on a Participant's behalf for a Limitation Year shall not exceed the lesser of the Maximum Permissible Amount or any other limitation contained in this Plan.

                  2. Prior to the determination of the Participant's actual Compensation for a Limitation Year, the Maximum Permissible Amount may be determined on the basis of the Participant's estimated annual Compensation for such Limitation Year. Such estimated annual Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer contributions (including allocation of forfeitures) based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior years.

                  3. As soon as is administratively feasible after the end of the Limitation Year, the Maximum Permissible Amount for such Limitation Year shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

                  4. If there is an Excess Amount with respect to a Participant for the Limitation Year, such Excess Amount shall be disposed of as follows:

                           A. There shall first be returned to the Participant
                  his After-Tax Unmatched Contributions as defined in Section 4.3, if any, attributable to that Limitation Year, and then his Pre-Tax Unmatched Contributions as defined in Section 4.2, if any, attributable to that Limitation Year to the extent such returned Contributions would reduce the Excess Amount. If any such Excess Amount shall then remain, the Participant's After-Tax Matched Contributions as defined in Section 4.3, if any, attributable to that Limitation Year shall be returned to the Participant, and the Employer Matching Contributions made with respect to said After-Tax Matched Contributions shall be reduced and allocated to a suspense account in the manner set forth in Paragraph B below, both to the extent such returned and reduced Contributions would reduce the Excess Amount. If any such Excess Amount shall then remain, the Participant's Pre-Tax Matched Contributions as defined in Section 4.2, if any, attributable to that

                  Limitation Year shall be returned to the Participant, and the Employer Matching Contributions made with respect to said Pre-Tax Matched Contributions shall be reduced and allocated to a suspense account in the manner set forth in Paragraph B below, both to the extent such returned and reduced Contributions would reduce the Excess Amount. All such amounts shall be adjusted for any income or loss allocated thereon.

                           B. The amount of the reduction of the Employer
                  Matching Contributions for the Participant shall be reallocated out of the ESOP Account of such Participant and shall be held in a suspense account which shall be applied as a part of (and to reduce to such extent what would otherwise be) the Employer Matching Contributions for all Participants required to be made to the Plan during the next subsequent calendar quarter or quarters. No portion of such Excess Amount may be distributed to Participants or former Participants. If a suspense account is in existence at any time during the Limitation Year pursuant to this Paragraph B, such suspense account shall not participate in the allocation of investment gains or losses of the Trust Fund.

         (b)      Two or More Defined Contribution Plans

                  1. If, in addition to this Plan, the Employer maintains any other qualified defined contribution plan, the amount of Annual Additions which may be allocated under this Plan on a Participant's behalf for a Limitation Year, shall not exceed the lesser of:

                           A. the Maximum Permissible Amount, reduced by the sum
                  of any Annual Additions allocated to the Participant's accounts for the same Limitation Year under such other defined contribution plan or plans; or

                           B. any other limitation contained in this Plan.

                  2. Prior to the determination of the Participant's actual Compensation for the Limitation Year, the amount referred to in paragraph 1.A. above may be determined on the basis of the Participant's estimated annual Compensation for such Limitation Year. Such estimated annual Compensation shall be determined on a reasonable basis and shall be uniformly determined for all Participants similarly situated. Any Employer Contribution (including allocation of forfeitures) based on estimated annual Compensation shall be reduced by any Excess Amounts carried over from prior years.

                  3. As soon as is administratively feasible after the end of the Limitation Year, the amounts referred to in paragraph 1.A. above shall be determined on the basis of the Participant's actual Compensation for such Limitation Year.

                  4. If a Participant's Annual Additions under this Plan and all such other defined contribution plans result in an Excess Amount, such Excess Amount shall be deemed to consist of the amounts last allocated.

                  5. If an Excess Amount was allocated to a Participant on an allocation date of this Plan which coincides with an allocation date of another plan, the Excess Amount attributed to this Plan will be the product of:

                           A. the total Excess Amount allocated as of such date
                  (including any amount which would have been allocated but for the limitations of Section 415 of the Code); times -----

                           B. the ratio of (i) the amount allocated to the
                  Participant as of such date under this Plan divided by (ii) the total amount allocated as of such date under all qualified defined contribution plans (determined without regard to the limitations of Section 415 of the Code).

                  6. Any Excess Amounts attributed to this Plan shall be disposed of as provided in paragraph (a) above.

         (c)      Defined Contribution Plan and Defined Benefit Plan

                  1. General Rule

                  If the Employer maintains (or has ever maintained) one or more defined contribution plans and one or more defined benefit plans, the sum of the "defined contribution plan fraction" and the "defined benefit plan fraction," as defined below, cannot exceed 1.0 for any Limitation Year. For purposes of this paragraph (c) of Section 5.5, employee contributions to a qualified defined benefit plan are treated as a separate defined contribution plan, and all defined contribution plans of an Employer are to be treated as one defined contribution plan, and all defined benefit plans of an Employer are to be treated as one defined benefit plan, whether or not such plans have been terminated.

                  2. Reduction

                  If the sum of the defined contribution plan fraction and defined benefit plan fraction exceeds 1.0, the annual benefit of the defined benefit plan or plans will be reduced so that the sum of the fractions will not exceed 1.0. If additional reductions are required for the sum of the fractions to equal 1.0, the reductions will then be made first to the Annual Additions of the defined contribution plans.

                  3. Defined Contribution Fraction

                           A. General Rule: The defined contribution fraction
                  for any year is (i) divided by (ii), where (i) and (ii) are:

                                    (i) the numerator: the sum of the actual
                           Annual Additions to the Participant's account at the close of the Limitation Year; and

                                    (ii) the denominator: the sum of the lesser
                           of the following amounts determined for such year and for each prior year of service of the Employee:

                                            a.       1.25 times the dollar
                                    limitation in effect for each such year
                                    (without regard to the special dollar
                                    limitations for employee stock
                                    ownership plans); or

                                            b.       1.4 times 25% of the
                                    Participant's Compensation for each such year.

                           B. Special Adjustment to Defined Contribution Plan
                  Fraction: The numerator of the Defined Contribution Plan Fraction of any Participant in the Plan on December 31, 1982 shall be reduced by an amount required to decrease the combined fractions of such Participant to 1.0 as of December 31, 1982. The amount to be subtracted is the product of (i) the excess of the sum of the fractions over 1.0 and (ii) the denominator of the Defined Contribution Plan Fraction, as computed through the Limitation Year ending December 31, 1982.

                           If the Employee was a Participant as of the end of
                  the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of (i) the excess of the sum of the fractions over 1.0 times (ii) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction. The adjustment is calculated using the fractions as they would be computed as of the end of the last Limitation Year beginning before January 1, 1987, and disregarding any changes in the terms and conditions of the Plan made after May 5, 1986, but using the Code Section 415 limitation applicable to the first Limitation Year beginning on or after January 1, 1987.

                           The Annual Addition for any Limitation Year beginning
                  before January 1, 1987, shall not be recomputed to treat all employee contributions as Annual Additions.

                  4. Defined Benefit Plan Fraction

                           A. General Rule: The defined benefit plan fraction
                  for any year is (i) divided by (ii), where:

                                    (i) is the projected annual benefit of the
                           Participant under the Plan (determined as of the close of the Limitation Year); and

                                    (ii)    is the lesser of:

                                            a.       1.25 times the dollar
                                    limitation (adjusted, if necessary) for
                                    such year; or

                                            b.       1.4 times 100% of the
                                    Participant's Average Compensation
                                    for the high three years (adjusted, if
                                    necessary).

                           B. Special Rule for Accrued Benefits on December 31,
                  1982: In the case of an individual who before January 1, 1983 was a member in the Retirement Plan for Employees of Houston Industries Incorporated whose current accrued benefit under said Plan on December 31, 1982 exceeded the limitation of
                  Section 415(b) of the Code, as amended by the Tax Equity and Fiscal Responsibility Act of 1982, then, for purposes of subsections (b) and (e) of said Section 415 of the Code, the maximum permissible amount under the limitation described in subsection (b) of Section 415 with respect to such individual shall be equal to such current accrued benefit under said Plan; and for purposes hereof, the term "current accrued benefit" shall be defined as provided in Section 415(b)(2) of the Code.

                           Notwithstanding the above, if the Participant was a
                  participant as of the first day of the first Limitation Year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of this fraction will not be less than 125% of the sum of the annual benefits accrued by the participant under such plans as of the close of the last Limitation Year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all Limitation Years beginning before January 1, 1987.

                  5. Termination of Section 5.5(c)

                  From and after January 1, 2000, the provisions of this Section 5.5(c) shall no longer apply.

         (d)      Definitions

                           1. Employer: The Employer that adopts this Plan. In
                  the case of a group of employers which constitutes a controlled group of corporations (as defined in Section 414(b) of the Code as modified by Section 415(h)) or which constitutes trades and businesses (whether or not incorporated) which are under common control (as defined in
                  Section 414(c) as modified by Section 415(h)) or an affiliated service group (as defined in Section 414(m)), all such employers shall be considered a single Employer for purposes of applying the limitations of this Section.

                           2. Annual Additions: With respect to each Plan Year
                  (Limitation Year), the total of the Employer Matching Contributions, ESOP Contributions (except to the extent herein provided), Pre-Tax Contributions, After-Tax Contributions, forfeitures, and amounts described in Sections 415(e)(1) and 419(d)(2) of the Code, which are allocated to the Participant's Account; excluding, however, any amounts contributed to reinstate an amount forfeited or an unclaimed benefit. Provided Code Section 415(c)(6) is satisfied, ESOP Contributions used to repay interest on an Exempt Loan as described in Section 5.6 of the Plan shall not constitute an Annual Addition.

                  Subject to the provisions of Section 415(c)(6) of the Code, Annual Additions shall not include (i) forfeitures of Financed Stock, or (ii) ESOP Contributions used to pay interest on the Exempt Loan and charged against the Participant's Account.

                           3. Excess Amount: The excess of the Participant's
                  Annual Additions for the Limitation Year over the Maximum Permissible Amount.

                           4. Limitation Year: A 12 consecutive month period
                  ending on December 31.

                           5. Maximum Permissible Amount: For a Limitation Year,
                  the Maximum Permissible Amount with respect to any Participant shall be the lesser of:

                                    A. $30,000, as adjusted by the Secretary of
                           the Treasury or his delegate; or

                                    B. 25% of the Participant's Compensation for
                           the Limitation Year.

                           6. Compensation: For purposes of applying the
                  limitations of Code Section 415, Compensation shall include the Participant's wages, salaries, fees for professional service and other amounts received (without regard to whether or not an amount is paid in cash) for personal services actually rendered in the course of employment with an Employer maintaining the Plan to the extent that the amounts are includable in gross income (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, reimbursements and expense allowances) and shall exclude the following:

                                    A. (i) Contributions made by the Employer to
                           a plan of deferred compensation to the extent that, before the application of the Code Section 415 limitations to the Plan, the contributions are not includable in the gross income of the Employee for the taxable year in which contributed, (ii) Employer contributions made on behalf of an Employee to a simplified employee pension plan described in Code
                           Section 408(k) to the extent such contributions are excludable from the Employee's gross income and
                           (iii) any distributions from a plan of deferred compensation regardless of whether such amounts are includable in the gross income of the Employee when distributed, except any amounts received by an Employee pursuant to an unfunded non-qualified plan to the extent such amounts are includable in the gross income of the Employee;

                                    B. Amounts realized from the exercise of a
                           non-qualified stock option or when restricted stock (or property) held by an Employee either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

                                    C. Amounts realized from the sale, exchange
                           or other disposition of stock acquired under a qualified stock option; and

                                    D. Other amounts which receive special tax
                           benefits, such as premiums for group life insurance (but only to the extent that the premiums are not includable in the gross income of the Employee), or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of any annuity contract described in Code
                           Section 403(b) (whether or not the contributions are excludable from the gross income of the Employee).

                           For the purposes of this Section, Compensation shall
                  include any and all items which may be included in Compensation under Code Section 415(c)(3)), including (i) any elective deferral (as defined in Code Section 402(g)(3) and (ii) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Code Section 125 or 457, but shall exclude amounts that would otherwise be excluded from an Employee's gross income by reason of the application of Code Section 402(h)(1)(B) and, in the case of Employer contributions made pursuant to a salary reduction agreement, Code Section 403(b). The foregoing notwithstanding, Compensation shall be limited to $160,000 (unless adjusted in the same manner as permitted under Code
                  Section 415(d)) for each "Limitation Year."

                           7. Average Compensation: The average compensation
                  during a Participant's high three years of Service, which period is the three consecutive calendar years (or, the actual number of consecutive years of employment for those Employees who are employed for less than three consecutive years with the Employer) during which the Participant had the greatest aggregate compensation from the Employer.

                           8. Annual Benefit: A benefit payable annually in the
                  form of a straight life annuity (with no ancillary benefits) under a plan to which Employees do not contribute and under which no rollover contributions are made.

        5.6 Certain Conditions Applicable to Company Stock: It is the express purpose of this Plan and the Trust Agreement to invest substantial sums in Company Stock for the benefit of Participants in the Plan. Pursuant to this purpose, the Trustee has borrowed funds either through installment purchase contract, loan agreement or other instrument of indebtedness in order to purchase Company Stock (with such indebtedness qualifying as an "Exempt Loan" within the ambit of Section 54.4975-7(b)(1)(iii) of the Treasury Regulations). Such loans shall continue to be primarily for the benefit of Participants and their Beneficiaries within the meaning of Treasury Regulation Section 54.4975-7(b)(3). In addition to other provisions of the Plan as may be applicable from time to time, the provisions of this Section 5.6 shall be especially applicable to indebtedness which was incurred to purchase Company Stock and Company Stock purchased with loan proceeds.

                  (a) Use of Proceeds: All proceeds of such an Exempt Loan shall continue to be used within a reasonable time after receipt by the Trustee only for any or all of the following purposes: to purchase Company Stock, to repay obligations incurred under the loan agreement or to repay a prior Exempt Loan.

                  (b) Non-Recourse Loans Only: Any loan must continue to be without recourse as against the Plan and the Trust Fund.

                  (c) Collateral: The only assets of the Plan and Trust Fund that may be given as collateral for a loan are shares of Company Stock acquired with the proceeds of the loan and those shares of Company Stock that were used as collateral on a prior Exempt Loan repaid with the proceeds of the current Exempt Loan; provided, however, that such shares of Company Stock shall be proportionately adjusted upon any share split, share dividend or combination of outstanding shares of such Company Stock.

                  (d) Creditor's Rights to Assets: No person entitled to payment under the loan agreement shall have any right to assets of the Plan or Trust Fund other than collateral given for the loan, contributions (other than contributions of Company Stock) that are made under the Plan to meet the Plan's obligations under the loan and earnings attributable to such collateral and the investment of such contributions.

                  (e) Transfers upon Default: In the event of default of the Exempt Loan, the value of Plan assets transferred in satisfaction of the loan must not exceed the amount of default. If the lender is a "disqualified person," the loan must continue to provide for a transfer of Plan assets upon default only upon and to the extent of failure of the Plan to meet the payment schedule of the loan.

                  (f) Interest: The interest rate of any loan described herein must not be in excess of a reasonable rate of interest. In determining what is a reasonable rate of interest, all relevant factors will be considered, including the amount and duration of the loan, the security and guarantee (if any) involved, the credit standing of the Plan and Trust Fund and the guarantor (if any), and the interest rate prevailing for comparable loans. A variable interest rate is permissible if determined to be reasonable.

                  (g) Release from Collateral or Suspense: The instrument evidencing indebtedness shall continue to provide for release from collateral or suspense in accordance with the provisions of Section 5.4(b) of the Plan.

                  (h) Limitation on Restrictions on Company Stock: No Company Stock acquired with the proceeds of a loan described herein may be subject to a put, call, or other option, or buy-sell or similar arrangement while held by and when distributed from the Plan or its related Trust Fund, whether or not the Plan is then an "ESOP" within the ambit of Section 54.4975-7(b)(1) of the Treasury Regulations, unless specifically required or permitted by such regulations.

                  (i) Limitations on Payments: The payments made during any Plan Year, with respect to a loan described herein, may not exceed an amount equal to the sum of the ESOP Contributions and any earnings received during or previous to the current Plan Year on Company Stock purchased with such loan, less payments previously made with respect to such loan; provided, however, that payment may in any event be made from the proceeds of the sale of any Company Stock which was purchased with the loan and which has not yet been allocated to Participants' ESOP Accounts in the event of default, or in the event of termination of the Trust Fund, to the extent provided in Section 5.3(c) or Section 10.5, or under other circumstances determined appropriate by the Committee subject to the requirements of the last sentence of the second paragraph of Subsection (c) of Section 5.4 of the Plan. The ESOP Contributions and earnings described herein must be accounted for separately on the books of account of the Plan and Trust until any Exempt Loan is repaid, as is provided in the other provisions of Article V of this Plan. For purposes of this Section 5.6(i), Company Stock purchased with a loan shall reflect proportionate adjustments attributable to any share split, share dividend or combination of outstanding shares of Company Stock.

                  (j) Certain Rights with Respect to Financed Stock: Any Financed Stock, if it is not publicly traded when distributed or is subject to a trading limitation when distributed, must be subject to a put option. The put option is to be exercisable only by the Participant, the Participant's donees, or by a person (including an estate or its distributee) to whom the Company Stock passes by reason of a Participant's death. The put option must permit the Participant to put the Company Stock to the Employer. The put option must be exercisable during the 60 consecutive days beginning on the date that the Company Stock subject to the put option is distributed by the Plan, and for another 60 consecutive days during the Plan Year next following the Plan Year in which the shares were distributed. The put option may be exercised by the holder notifying the Employer in writing that the put option is being exercised. The period during which a put option is exercisable does not include any period when a distributee is unable to exercise it because the party bound by the put option is prohibited from honoring it by applicable Federal or State law. The price at which the put option is exercisable is the fair market value of the Company Stock on the date of the transaction determined in good faith based on all relevant factors. In the discretion of the Committee, either (i) payment under a put option will be in cash within 30 days after the put option is exercised or (ii) if the payment in respect of a put option is to repurchase Company Stock which is distributed as part of a total distribution, then the amount to be paid may be paid in substantially equal periodic payments not less frequently than annually over a period beginning not later than 30 days after the exercise of the put option and not exceeding five years provided that there is adequate security provided and a reasonable interest paid on unpaid amounts. For purposes of the preceding sentence, a total distribution means the distribution within one taxable year to the recipient of the balance of the credit of the recipient's Account. The provisions described in this subparagraph (j) are non-terminable even if the exempt loan is repaid or the Plan ceases to be an ESOP.

                  (k) Term of Exempt Loans: Any Exempt Loan made by the Plan or Trust Fund for the purpose of purchasing Company Stock must continue to be for a specific term and may not be payable on the demand of any person, except in the case of default.

                                   ARTICLE VI

                             PARTICIPANTS' BENEFITS

        6.1 Termination of Service: In the event of a Participant's termination of service prior to the Effective Date, the vesting provisions of the applicable Prior Plan as in effect immediately prior to the Effective Date shall govern. In the event of termination of Service on or after the Effective Date of any Participant for any reason other than Disability, Retirement or death, a Participant shall, subject to the further provisions of the Plan, be entitled to receive (i) 100% of the values in his Pre-Tax Contribution Account, After-Tax Contribution Account, Rollover Account and, if applicable, Cengas Account (as defined in Section 5.1(a)), plus (ii) a portion of his Employer Matching Account, ESOP Account and Prior Plan Accounts (excluding his Cengas Account) determined by reference to his number of years of Vesting Service and the following schedule:

                                                        Vesting
             Years of Vesting Service                  Percentage
             ------------------------                  ----------
                    Less than 2                             0%
                    2 but less than 3                      25%
                    3 but less than 4                      50%
                    4 but less than 5                      75%
                    5 and more                            100%

                  If a Participant terminates Service and, at the time of termination, the present value of the Participant's vested benefit is zero, the Participant will be deemed to have then received a distribution of such vested benefit. Any portion of the Employer Matching Account and ESOP Account of a terminated Participant in excess of the vested portion specified herein shall be forfeited to the extent provided in Section 6.9. Payment of benefits due under this Section shall be made in accordance with Section 6.6.

        6.2 Disability of Participants: If a Participant satisfies the definition of "Disability" under the Company's Long-Term Disability Plan and commences to receive disability benefits thereunder, such Participant shall be fully vested in the entire amount of his Account as of the date of the Disability and shall be entitled to receive such amount in accordance with
Section 6.6. The determination of whether a Participant has become "Disabled" under the Company's Long-Term Disability Plan by such disability plan's administrator shall be final and binding on all parties concerned.

        6.3 Death of Participants: In the event of the death of any Participant, the entire amount in the Account of such Participant shall be fully vested and after receipt by the Committee of acceptable proof of death shall be payable as follows:

                  (a) The Participant's Account shall be distributed to the Participant's surviving spouse, but if there is no surviving spouse, or if the surviving spouse has previously consented by a qualified election pursuant to Section 6.3(b), to the Beneficiary or Beneficiaries designated by the Participant in a written designation filed with his Employer. If no such designation shall have been so filed, or if no designated Beneficiary survives the Participant or can be located by the Committee, using reasonable diligence, within six months of the Participant's death, then such Participant's Account shall be distributed to the duly appointed and serving personal representative of the Participant's estate, but only if that personal representative can provide the Committee with what the Committee reasonably determines is satisfactory documentary proof of that appointment and of the personal representative's identity (collectively, "Documentary Proof"); if, within six months of the Participant's death, there is no duly appointed and serving personal representative of the Participant's estate who has provided the Committee with Documentary Proof, or if such decedent left no will, then such Participant's Account shall be distributed to the Participant's heirs at law, determined in accordance with the laws of intestate succession of the state in which the Participant was domiciled at the time of the Participant's death, provided that such heirs provide the Committee with what the Committee reasonably determines is satisfactory Documentary Proof of information the Committee believes it needs to make the distribution to such heirs. No designation of any Beneficiary other than the Participant's surviving spouse shall be effective unless in writing and received by the Participant's Employer and in no event shall it be effective as of the date prior to such receipt. The former spouse of a Participant shall be treated as a surviving spouse to the extent provided under a qualified domestic relations order as described in Section 414(p) of the Code.

                  (b) The Participant's spouse may waive the right to be the Participant's sole Beneficiary and consent to the Beneficiary designation made by the Participant. The waiver must be in writing and the spouse must acknowledge the effect of the waiver. The spouse's waiver must be witnessed by a Plan representative or a notary public. The Beneficiary designated by the Participant may not be changed without the spouse's consent, unless the consent of the spouse permits designation of Beneficiaries by the Participant without any requirement of further consent by the spouse. The Participant may file a waiver without the spouse's consent if it is established to the satisfaction of the Committee that such written consent may not be obtained because there is no spouse or the spouse may not be located. Any consent under this Section 6.3(b) will be valid only with respect to the spouse who signs the consent. Additionally, a revocation of a prior spousal waiver may be made by a Participant without the consent of the spouse at any time before the distribution of the Account. The number of revocations shall not be limited.

         6.4 Retirement of Participants on or After Retirement Date: A Participant's interest in the full balance of his Account shall be fully vested and non-forfeitable upon reaching his Retirement Date. Any Participant who terminates his Service on or after his Retirement Date shall attain a fully vested non-forfeitable interest in the entire amount of his Account and shall be entitled to receive the entire amount of his Account upon the termination of his Service.

         6.5 In-Service Distributions: Cash dividends paid with respect to shares of Company Stock in a Participant's ESOP Account may be distributed at least annually in the discretion of the Committee. Otherwise, except to the extent that distribution of a Participant's Account is required prior to termination of his employment under Section 6.10 hereof (in the case of a Participant whose required beginning date occurs prior to his termination of employment) or under Section 10.5 hereof relating to termination of the Plan, or at the election of the Participant under Article VII hereof relating to certain withdrawals and loans, no distribution or withdrawal of any benefits under the Plan shall be permitted prior to the Participant's "separation from service, death or disability" within the meaning of Code Section 401(k) and the regulations thereunder other than a distribution authorized under the Plan upon the occurrence of an event described in, and made in accordance with, Code
Section 401(k)(10) or any successor provision of the Code.

         6.6 Payments of Benefits: Upon a Participant's entitlement to payment of benefits under either Section 6.1, 6.2 or 6.4, he shall file his written election on such form or forms, and subject to such conditions, as the Committee shall prescribe. His election shall specify whether he wishes payment of his benefits to be made as of such entitlement or to be deferred to the extent provided below. If payments become due for any reason other than death or Disability, and if the amounts due from the Participant's Accounts are in excess of $5,000, payment of such amounts shall be deferred to the extent provided below unless the Participant consents to earlier payment. If the Participant so consents to an earlier payment, such payment shall be made as soon as practicable. If the amounts due from the Participant's Accounts do not exceed $5,000, payment of such amounts shall automatically be made in a lump-sum cash payment as soon as possible following termination of employment for any reason.

                  In the case of a distribution under Section 6.3 on account of the Participant's death, the Committee shall pay the entire amount in the Participant's Accounts to the party or parties entitled thereto under Section
6.3 within five years after the death of such Participant.

                  Unless a Participant elects otherwise, payment of his benefits under this Plan shall commence no later than as required under Section 6.10. Subject to Section 6.10, any distribution to be made to a Participant under the provisions of this Article VI shall be made within one week of the termination of employment of such Participant, unless such Participant duly elects in writing for a deferred distribution as provided above. A Participant or his designated Beneficiaries (but only by his designated Beneficiaries in the event of the death of a Participant without having made such an election), may elect that the benefits payable to the Participant and/or Beneficiary be paid in one of the following methods:

                  (a) Lump-Sum Distributions: As a lump-sum distribution in cash, provided that no lump-sum distribution may be paid to the Participant or Beneficiary unless he has elected such distribution on an election form prescribed by the Committee.

                  (b) Installment Payments: As monthly, quarterly, semi-annual or annual installment payments over a specified term of ten years or less, as elected by the Participant or Beneficiary, in cash ("Installment Payments"), provided that no Installment Payments may be paid to the Participant unless he has elected such payments on an election form prescribed by the Committee. After Installment Payments commence, the Participant or Beneficiary shall have the right at any time to convert the remaining balance of his Account to a lump-sum distribution in cash.

                  (c) In-Kind Distributions: As a distribution in kind of the shares held for his Account in the Reliant Energy Common Stock Fund and the ESOP Fund as described below. If Company Stock acquired with the proceeds of an Exempt Loan and available for distribution consists of more than one class, a Participant shall receive substantially the same proportion of each such class to the extent the distribution is a distribution from the ESOP Fund. A Participant may elect to receive any percentage, up to 100%, of the vested portion of his Accounts in the Reliant Energy Common Stock Fund and the ESOP Fund in whole shares of Company Stock as either: (1) a lump-sum distribution in whole shares, with any remaining Reliant Energy Common Stock Fund balance and ESOP Fund balance and any other Investment Fund balances distributed in cash as a lump-sum distribution; or (2) Installment Payments in whole shares, with any remaining Reliant Energy Common Stock Fund balance and ESOP Fund balance and any other Investment Fund balances distributed in cash as Installment Payments. If a Participant elects to receive the entire vested portion of his Accounts in the Reliant Energy Common Stock Fund and the ESOP Fund in whole shares of Company Stock, such Participant shall be entitled to receive a number of whole shares of Company Stock, plus the cash value of any partial shares of Company Stock, necessary to equal the sum of (i) the value in the Reliant Energy Common Stock Fund held in his Pre-Tax Contribution Account and/or his After-Tax Contribution Account as of the Valuation Date specified in Section 6.8, and (ii) the vested portion of the value in the Reliant Energy Common Stock Fund held in his Employer Matching Account and the vested portion of the value in the ESOP Fund held in his ESOP Account as of such Valuation Date. If a Participant elects to receive a percentage which is less than 100% of the vested portion of his Accounts in the Reliant Energy Common Stock Fund and the ESOP Fund in whole shares of Company Stock, then the result obtained from the preceding formula shall be multiplied by such percentage to obtain the number of whole shares of Company Stock and cash for partial shares of Company Stock to be distributed to such Participant. The foregoing not withstanding, an in-kind distribution may not be paid to the Participant unless he has elected such distribution on an election form prescribed by the Committee.

                  (d) Joint and Survivor Annuity: As a joint and survivor annuity solely with respect to the amounts in the Prior Plan Accounts that represent the Cengas Account of a Minnegasco Participant who, at time of distribution under this Section 6.6, is married or dies before such distribution commences and his spouse survives him until the time such distributions commence. Unless the Participant elects one of the distribution options set forth above in (a) through (c) of this Section
         6.6 ("optional forms of benefits"), pursuant to an election form prescribed by the Committee, the Participant's benefit provided by assets attributable to his Cengas Account shall be applied to the purchase of a qualified joint and survivor annuity or, if the Participant's death occurs on or before the date payments are to commence, a qualified survivor annuity. The Committee shall direct the Trustee to purchase an annuity contract based on considerations the Committee in its sole discretion deems appropriate. Once an annuity has been purchased, all benefits due to those assets shall be determined pursuant to the terms of the annuity. In the case of a qualified joint and survivor annuity, the applicable election period is the 90-day period ending on the date Plan distributions commence.

                  Unless the Participant establishes to the satisfaction of the Committee that he has no spouse or his spouse cannot be located, any election in favor of an optional form of benefit must be consented to by the Participant's spouse, with such consent witnessed by a notary public, in order to be valid. The consent will be valid only for the spouse who signs the consent, or in the event of a deemed election, the designated spouse. A Participant may revoke without limit any prior elections of an optional form of payment without the consent of the spouse at any time before the commencement of benefits. If revoked, an optional form cannot be subsequently elected without the spouse's consent as provided above. A Participant may not modify any election consented to by a spouse without the spouse's consent as provided above. A spouse's consent may not be revoked without the written consent of the Participant.

                  In case of a qualified joint and survivor annuity, within a reasonable period prior to the commencement of benefits the Committee shall provide each Participant with a written explanation of (i) the terms and conditions of the qualified joint and survivor annuity; (ii) the Participant's right to make the effect of an election to waive the qualified joint and survivor annuity; (iii) the rights of a Participant's spouse; and (iv) the right to make and the effect of a revocation of a previous election to waive the qualified joint and survivor annuity.

                  All amounts attributable to (i) any excess of the values attributable to the interest in his Pre-Tax Contribution Account and/or his After-Tax Contribution Account, and the vested portion of his interest in his Employer Matching Account, ESOP Account and Prior Plan Accounts that are invested in the Reliant Common Stock Fund and the ESOP Fund, over the interest therein provided to be distributed to him in kind, plus (ii) any interest of such Participant in his Pre-Tax Contribution Account and/or his After-Tax Contribution Account in any other Investment Fund, with the exception of the Reliant Common Stock Fund shall be distributed in cash.

         6.7 Payment of Distribution Directly to Eligible Retirement Plan:

                  (a) Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 6.7, a Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

                  (b) The terms used in Section 6.7(a) above shall have the following meanings:

                           (i) Eligible Rollover Distribution: An Eligible
                  Rollover Distribution is any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more; any distribution to the extent that such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                           (ii) Eligible Retirement Plan: An Eligible Retirement
                  Plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified trust described in
                  Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                           (iii) Distributee: A Distributee includes an Employee
                  or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                           (iv) Direct Rollover: A Direct Rollover is a payment
                  by the Plan to an Eligible Retirement Plan specified by the Distributee.

                  (c) In the event that a Distributee, after receiving the explanation required by Section 402(f) of the Code, does not affirmatively elect a Direct Rollover under Section 6.7(a) above, the Distributee shall be deemed to have elected not to have any portion of the Eligible Rollover Distribution paid directly to an Eligible Retirement Plan.

                  (d) Notwithstanding any provisions of this Section to the contrary, a Distributee may not elect a Direct Rollover with respect to Eligible Rollover Distributions under this Plan which are reasonably expected to total less than $200 during any calendar year.

        6.8 Participation Rights Determined as of Valuation Date Coinciding with or Preceding Termination of Employment: In the case of any Participant whose employment shall be terminated for any reason, no further credits or charges arising from any source shall be made to the Accounts of any such terminating Participant after the credits or charges made as of the Valuation Date coinciding with or immediately preceding his termination of employment, except for:

                  (a) Pre-Tax Contributions, After-Tax Contributions and Employer Matching Contributions and ESOP Contributions made subsequent to such Valuation Date;

                  (b) Withdrawals or distributions made subsequent to such Valuation Date; or

                  (c) In the case of a delayed distribution pursuant to a Participant's election as provided in Section 6.6, such subsequent adjustments to the values in the Accounts of such Participant up to the Valuation Date coinciding with or preceding the receipt of the Participant's election for distribution.

        6.9 Treatment of Non-Vested Account Balances Upon Termination of
Service: This Section 6.9 does not apply to Participants who are fully vested at the time of termination of Service.

                  If a Participant receives an actual or deemed distribution pursuant to Section 6.1 prior to the close of the second Plan Year following the Plan Year in which the Participant's Service terminates, the non-vested portion of his Employer Matching Account, ESOP Account and Prior Plan Accounts shall be forfeited and shall become available for allocation as provided in Section 5.3(d)(iii). If a Participant who has received an actual distribution as described in this paragraph thereafter resumes Service under the Plan at any time, he shall be entitled to have the forfeited amounts reinstated to such Accounts upon his recommencement of participation in the Plan. If a Participant who has received a deemed distribution as described in this paragraph thereafter resumes Service under the Plan before incurring five consecutive one-year Breaks in Service, he shall be entitled to have the forfeited amounts reinstated to such Accounts upon his recommencement of participation in the Plan.

                  If a Participant does not receive a distribution of his vested benefit by the close of the second Plan Year following the Plan Year in which his Service terminates, but receives such a distribution before incurring five consecutive one-year Breaks in Service, the non-vested balance in the Participant's Employer Matching Account, ESOP Account and Prior Plan Accounts shall be credited to a separate account at the time of distribution of the vested benefit. If such a Participant is thereafter reemployed prior to incurring five consecutive one-year Breaks in Service, the Participant's vested interest in the separate account, including any gains or losses thereon, at any subsequent relevant time shall be an amount "X" determined by the following formula: X = P(AB + D) - D. For purposes of applying this formula: P is the vested percentage at such relevant time; AB is the account balance at the relevant time; D is the amount of the prior distribution to the Participant. If the Participant is not reemployed before he has incurred five consecutive one-year Breaks in Service, his separate account shall then be forfeited and shall become available for allocation as described in Section 5.3(d)(iii).

                  If a Participant does not receive a distribution of his vested benefit before incurring five consecutive one-year Breaks in Service, the non-vested balance in the Participant's Employer Matching Account, ESOP Account and Prior Plan Accounts shall then be forfeited and shall become available for allocation as described in Section 5.3(d)(iii).

                  If more than one class of Company Stock acquired with an Exempt Loan has been allocated to a Participant's ESOP Account and any amounts are forfeited from such Account pursuant to this Section, the same proportion shall be forfeited from each class.

        6.10 Required Minimum Distributions: Notwithstanding any provision of this Plan to the contrary, prior to January 1, 1999, for a Participant attaining age 70 1/2 prior to January 1, 1999, any benefits to which a Participant is entitled shall commence not later than the April 1 following the calendar year in which the Participant attains age 70 1/2, whether or not such Participant's employment had terminated in such year. Effective January 1, 1999, for a Participant attaining age 70 1/2 after December 31, 1998, any benefits to which a Participant is entitled shall commence not later than the April 1 following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant's employment terminates (provided, however, that clause (ii) of this sentence shall not apply in the case of a Participant who is a "5% owner" (as defined in Section 416 of the Code) with respect to the Plan Year ending in the calendar year in which such Participant attains age 70 1/2). If a Participant is receiving distributions from his Account on January 1, 1999 pursuant to this Section 6.10 as in effect prior to January 1, 1999, but would not be required to receive distributions under this Section 6.10 as in effect on January 1, 1999, then the Participant may elect to cease distributions from his Account until the April 1 following the end of the calendar year in which such Participant terminates employment. Distributions under this Section 6.10 shall be at least equal to the required minimum distributions under Section 401(a)(9) of the Code; provided, however, that any installment distributions pursuant to this Section 6.10 for Participants who have not terminated employment shall be made over a period not to exceed ten (10) years.

        6.11 Unclaimed Benefits: If at, after or during the time when a benefit hereunder is payable to any Participant, Beneficiary or other distributee, the Committee, upon request of the Trustee, or at its own instance, shall mail by registered or certified mail to such distributee, at his last known address, a written demand for his present address or for satisfactory evidence of his continued life, or both, and if such distributee shall fail to furnish the same to the Committee within two years from mailing of such demand, then the Committee may, in its sole discretion, determine that such Participant, Beneficiary or other distributee has forfeited his right to such benefit and may declare such benefit, or any unpaid portion thereof, terminated, as if the death of the distributee (with no surviving Beneficiary) had occurred on the later of the date of the last payment made thereon, or the date such Participant, Beneficiary or other distributee first became entitled to receive benefit payments. Any such forfeited benefit shall be applied as a part of (and to reduce to such extent) the Employer Contributions required to be made next following the date such forfeiture is declared to be forfeited by the Committee. Notwithstanding the provisions of this Section 6.11, any such forfeited benefit shall be reinstated if a claim for the same is made by the Participant, Beneficiary or other distributee at any time thereafter. The reinstatement shall be made by a mandatory contribution by the Company, allocated solely to such reinstatement.

        6.12 Optional Forms of Benefits: Notwithstanding anything in the Plan to the contrary, all optional forms of benefits which are "Section 411(d)(6) protected benefits," as described in Treasury Regulations Section 1.411(d)-4, shall continue to be optional forms of benefits for Participants to whom the optional forms apply, notwithstanding any subsequent amendment of the Plan purporting to revise or delete any such optional form of benefit and notwithstanding any contrary provision of this Article VI or Article VII, unless otherwise permitted by applicable law.

                                   ARTICLE VII

                              WITHDRAWALS AND LOANS

        7.1 Withdrawal of After-Tax Contributions: Pursuant to advance notice given in the manner prescribed by the Committee from time to time and subject to the conditions of Section 7.4, each Participant may elect to withdraw all or any amounts attributable to his After-Tax Matched and Unmatched Contributions, determined as of the Valuation Date immediately preceding the withdrawal date; provided, however, that, to the extent applicable, a Participant must first withdraw all amounts in his Cengas Account in accordance with Section 7.3 and subject to written consent of his spouse in a manner prescribed by the Committee. No amount withdrawn under this Section 7.1 shall be charged to the After-Tax Matched Contributions of a Participant until the withdrawable amounts attributable to the Participant's After-Tax Unmatched Contributions have been withdrawn.

        7.2 Withdrawal of After-Tax and Pre-Tax Contributions On and After Age 59 1/2: Pursuant to advance notice given in the manner prescribed by the Committee from time to time and subject to the conditions of Section 7.4, in addition to withdrawals that may be available under Section 7.1 and Section 7.3, each Participant who is age 59 1/2 or older may elect to withdraw all or any amounts attributable to his After-Tax Matched and Unmatched Contributions, the vested portion of his Prior Plan Accounts, his Rollover Account and his Pre-Tax Matched and Unmatched Contributions, determined as of the Valuation Date immediately preceding the withdrawal date. Amounts withdrawn under this Section
7.2 shall be charged and withdrawn from a Participant's Accounts, to the extent applicable, in the following order: (i) Cengas Account; (ii) After-Tax Unmatched Contributions and then After-Tax Matched Contributions in his After-Tax Contribution Account; (iii) vested portion of his Prior Plan Matching Account;
(iv) vested portion of his Prior Plan 1999 Matching Account; (v) vested portion of his Prior Plan ESOP Account; (vi) Rollover Account; and (vii) Pre-Tax Unmatched Contributions and then Pre-Tax Matched Contributions in his Pre-Tax Contribution Account. The foregoing notwithstanding, any withdrawal from a Participant's Cengas Account shall be subject to written consent of his spouse in a manner prescribed by the Committee.

        7.3 Withdrawal from Prior Plan Accounts and Rollover Account: Pursuant to advanced notice given in a manner prescribed by the Committee from time to time and subject to the conditions of Section 7.4, in addition to withdrawals available under Section 7.1 and Section 7.2, a Participant, to the extent applicable, may elect to withdraw all or any vested amounts in his Prior Plan Accounts and his Rollover Account, determined as of the Valuation Date immediately preceding the withdrawal date. Amounts withdrawn under this Section
7.3 shall be charged and withdrawn from a Participant's Accounts, to the extent applicable, in the following order: (i) Cengas Account; (ii) vested portion of his Prior Plan Matching Account; (iii) vested portion of his Prior Plan 1999 Matching Account; (iv) vested portion of his Prior Plan ESOP Account; and (v) Rollover Account.

         Moreover, a Minnegasco Participant (1) whose Service terminates prior to January 1, 2000 and (2) who as of such termination date is fully vested (100%) in his Accounts and is age 55 or older (a "Minnegasco Retiree") may elect to withdraw all or any amounts in his After-Tax Contributions Account, Pre-Tax Contributions Account, Prior Plan Accounts and Rollover Account, determined as of the Valuation Date immediately preceding the withdrawal date ("Minnegasco Retiree Withdrawal"). Amounts withdrawn with respect to a Minnegasco Retiree Withdrawal under this Section 7.3 shall be charged and withdrawn from a Minnegasco Retiree's Accounts, to the extent applicable, in the following order:
(i) Cengas Account; (ii) After-Tax Contributions Account; (iii) Prior Plan Matching Account; (iv) Prior Plan 1999 Matching Account; (v) Prior Plan ESOP Account; (vi) Rollover Account; and (vii) Pre-Tax Contribution Account. The foregoing notwithstanding, any withdrawal from a Minnegasco Retiree's Cengas Account shall be subject to written consent of his spouse in a manner prescribed by the Committee.

        7.4 Conditions of Withdrawals: Each Participant who is under the age of 59 1/2 and who has less than five years of Service at the time he elects to withdraw all or a portion of his After-Tax Matched Contributions shall be suspended from participation in the Plan from the Valuation Date preceding the distribution of the withdrawal until the date following six full months from the date of such withdrawal provided the Committee or its agent has received prior to such date the Participant's election (in the form and manner prescribed in Section 3.4 hereof) to commence participation after such suspension. Moreover, no withdrawal shall be permitted from the Prior Plan Matching Account or Prior Plan 1999 Matching Account of a NorAm or Minnegasco Participant who is under the age of 59 1/2 unless and until he is fully vested (100%) in such Accounts as of the withdrawal date. Subject to the conditions under this Section 7.4 and under
Section 7.1, Section 7.2 and Section 7.3, as applicable, there shall be no limit on the number of withdrawals a Participant may make from his Pre- Tax Contribution Account, After-Tax Contribution Account, Prior Plan Accounts and Rollover Account within any 12-month period; provided, however, that (i) a Minnegasco Retiree shall not be permitted to make a Minnegasco Retiree Withdrawal (as defined in Section 7.3) during the six-month period following the date of his immediately preceding Minnegasco Retiree Withdrawal and (ii) the minimum amount that a Participant or Minnegasco Retiree is permitted to withdraw shall be the lesser of $500 or the entire balance of such Accounts. Except as provided in Section 7.5 and under Article VI, no withdrawals shall be permitted from a Participant's Employer Matching Account or ESOP Account. Notwithstanding any provision in this Article VII to the contrary, to the extent any amounts attributable to a Participant's Account or Accounts collateralizes a loan under
Section 7.5, such collateralized amounts shall not be eligible for withdrawal under this Article VII.

        7.5 Loans: Any Participant who is an Employee (including any such Participant on an Authorized Absence) may make application to borrow from his vested Accounts in the Trust Fund. In addition to Participants who are Employees (including any such Participant on an Authorized Absence), loans shall be available to any former Participant or any Beneficiary or "alternate payee" with respect to a former Participant, but, if and only if, such person is a "party in interest" with respect to the Plan within the meaning of ERISA Section 3(14) and who must be eligible to obtain a Plan loan in order for exemptions set forth in Department of Labor Regulation

Section 2550.408b-1 to apply to the Plan (herein, together with Participants who are Employees and those on Authorized Absence, collectively referred to as "Borrower"). Upon receipt of a loan application from a Borrower, the Committee may in its discretion direct the Trustee to make a loan to such Borrower. Such loans shall be granted in a uniform and non-discriminatory manner pursuant to the terms and conditions of a written loan procedure that shall be established by the Committee and subject to amendment from time to time and at any time by the Committee, with such written procedure hereby incorporated by reference as a part of the Plan. The amount of the loan when added to the amount of any outstanding loan or loans to the Borrower from any other plan of the Employer or an Affiliate which is qualified under Code Section 401(a) shall not exceed the lesser of (i) $50,000, reduced by the excess, if any, of the highest outstanding balance of loans from all such plans during the one-year period ending on the day before the date on which such loan was made over the outstanding balance of loans from the Plan on the date on which such loan was made or (ii) 50% of the present value of Borrower's vested Account balances under the Plan.

                                  ARTICLE VIII

                              INVESTMENT DIRECTIONS

        8.1 Investment of Trust Fund: Except as provided in Article VII with respect to Plan loans and as provided below with respect to the Employer Matching Account, ESOP Fund, ESOP Account and Prior Plan 1999 Matching Account, the Trustee shall divide the Trust Fund into Investment Funds, as set forth in Attachment A hereto, with such attachment hereby incorporated by reference as a part of the Plan, in accordance with the directions of the Participant and following such rules and procedures prescribed by the Committee. Notwithstanding any provision in this Section 8.1 to the contrary, a Participant may not direct the investment of the amounts in his Employer Matching Account, ESOP Account or Prior Plan 1999 Matching Account into any Investment Fund other than the Reliant Energy Common Stock Fund, as described in Attachment A hereto, except as provided in Section 8.2.

        The Committee from time to time may revise the number and type of Investment Funds provided in Attachment A. Subject to such rules and procedures adopted by the Committee, each Participant shall have the right to direct the Committee or any agent appointed by the Committee to administer the investment of the Trust Fund to instruct the Trustee to invest his Pre-Tax Contributions, After-Tax Contributions, and amounts in his Prior Plan Accounts, excluding the Prior Plan 1999 Matching Account, and Rollover Account, and the earnings and accretions thereon, in any whole percentages totaling 100% among the Investment Funds.

        With no restrictions on frequency, each Participant may by electronic, telephonic, written or other such manner as may be prescribed from time to time by the Committee and subject to any restrictions or conditions which may be established by the Committee, direct the investment of his future After-Tax and Pre-Tax Contributions or the transfer of the current values in his After-Tax Contribution Account, Pre-Tax Contribution Account, Prior Plan Accounts, excluding the Prior Plan 1999 Matching Account, and/or Rollover Account among the various Investment Funds in any whole percentages totaling 100%. Any such change in Investment Funds shall be effective as soon as reasonably practicable following receipt of the change of Investment Funds, but in no event shall such change be effective earlier than the close of business on the Valuation Date on which such change is received. If a Participant fails to make a proper designation, then his Account shall be invested as soon as administratively feasible in the Investment Fund or Funds specified by the Committee from time to time in a uniform and non-discriminatory manner.

        Except as otherwise expressly provided herein, interest, dividends and other income and all profits and gains produced by each Investment Fund shall be paid in such Investment Fund, and such interest, dividends and other income, and profits or gains without distinction between principal and income, shall be invested and reinvested, but only in property of the class hereinabove specified for the particular Investment Fund. However, the Committee may direct that dividends paid with respect to shares in the ESOP Fund be distributed on an annual basis or more frequently in order that the deduction under Code Section 404(k) be available to the Company, in which event income that constitutes dividends on shares of Company Stock in the ESOP Fund shall not be invested in Company Stock but shall be temporarily invested in cash equivalents until distribution to Participants. In making payments in respect of Exempt Loans, the Trustee shall utilize income and ESOP Contributions as is specified in Section 5.3 hereof; namely, that income shall be first used to fund principal payments and ESOP Contributions shall be first used to fund interest payments. All purchases of Company Stock shall be made at prices which, in the judgment of the Trustee, do not exceed the fair market value of such Company Stock. Pending such investment or application of cash, the Trustee may retain cash uninvested without liability for interest if it is prudent to do so, or may invest all or any part thereof in Treasury Bills, commercial paper, or like holdings.

                  It is hereby explicitly provided and expressly acknowledged that up to 100% of the assets of the Plan held in the Trust Fund may be invested in Common Stock, as contemplated by the exception provided in Section 407(b) of ERISA.

         8.2 Diversification Election:

                  (a) Subject to Section 8.2(b), each qualified Participant (as defined herein) may elect within 90 days after the close of each Plan Year in the initial election period (as defined herein), to direct the investment of up to 25% of the sum of the balances in the Participant's Employer Matching Account, ESOP Account, and Prior Plan 1999 Matching Account (to the extent such portion exceeds the amount to which a prior election to diversify under this Section 8.2(a) applies) into any or all Investment Funds with the exception of the Reliant Energy Common Stock Fund, and such diversification shall be made no later than as required under Code Section 401(a)(28). In the Plan Year after the initial election period, the percentage shall be 50% instead of 25%. A qualified Participant is any Participant who has completed at least ten years of participation in the Plan and applicable Prior Plan and who has attained age 55. The initial election period means the five Plan Year period beginning with the first Plan Year on or after January 1, 1992 in which the Participant first became a qualified Participant.

                  (b) If implemented by the Committee, effective as of the date specified by the Committee, this Section 8.2(b) shall replace, supersede and apply in lieu of Section 8.2(a), as follows:

                           (i) Each Participant who has (1) completed at least
                  ten years of participation in the Plan and applicable Prior Plan and (2) attained age 55 (hereinafter, a "Qualified Participant") may elect within 90 days after the close of each Plan Year in the initial election period (as defined herein), to direct the investment of up to 25% of the sum of the balances in such Participant's Employer Matching Account, ESOP Account, and Prior Plan 1999 Matching Account (to the extent such portion exceeds the amount to which a prior election to diversify under this Section 8.2(a) applies) into any or all Investment Funds with the exception of the Reliant Energy Common Stock Fund, and such diversification shall be made no later than as required under Code Section 401(a)(28). In the Plan Year after the initial election period, the percentage shall be 50% instead of 25%. The initial election period means the five Plan Year period beginning with the first Plan Year in which the Participant first became a Qualified Participant.

                           (ii) Each Participant may elect, once each calendar
                  year in the manner and subject to such rules, procedures and overriding Plan limits as specified by the Committee, to direct the investment of up to 50% of the balance in the Participant's ESOP Account which are attributable to Employer Contributions made to such account on or after the effective date of the implementation of this Section 8.2(b) into any or all Investment Funds with the exception of the Reliant Energy Common Stock Fund; provided, however, that at least 50% of the aggregate sum of the balances in the ESOP Accounts of all Participants must be invested in Company Stock. Such election shall be effective as soon as reasonably practicable following receipt of the election to diversify, but in no event shall the election be effective earlier than the close of business on the Valuation Date on which the election is received. Any amounts so diversified and reinvested may subsequently be directed by the Participant in the same manner as amounts in the Participant's After-Tax and Pre-Tax Contribution Accounts as described in Section 8.1, except that none of the amounts so diversified may be invested in the Reliant Energy Common Stock Fund.

         8.3 Voting of Company Stock; Exercise of Other Rights:

                  (a) Voting rights with respect to shares of Company Stock in the ESOP Fund allocated to the ESOP Accounts of Participants and shares in the Reliant Energy Common Stock Fund allocated to the Accounts of Participants shall be voted by the Trustee in such manner as may be directed by the respective Participants, with fractional shares being voted on a combined basis to the extent possible to reflect the direction of the voting Participants. The Trustee shall vote both allocated shares of Company Stock for which they have not received direction, as well as shares of Company Stock held in the Stock Suspense Account, in the same proportion as directed shares are voted, giving effect to all affirmative directions by Participants, including directions to vote for or against, to abstain or to withhold the vote, and the Trustee shall have no discretion in such matter.

                  (b) In the event that there is a tender offer or exchange offer for outstanding shares of Company Stock, rights with respect to the tender offer or exchange offer shall be as with respect to voting rights described in Section 8.3(a) above. If the Trustee shall not receive timely instruction from a Participant as to the manner in which to respond to such a tender offer, the Trustee shall not tender or exchange any shares of Company Stock with respect to which such Participant has the right to direction, and the Trustee shall have no discretion in such matter. With respect to shares of Company Stock held in the Stock Suspense Account and fractional shares of Company Stock allocated to Participants' ESOP Accounts and Employer Matching Accounts, voting rights and rights to tender or exchange in connection with a tender offer or exchange offer for the shares of Company Stock shall be exercised by the Trustee in the same proportion as they vote, tender or exchange shares of Company Stock with respect to shares allocated to the Participants' ESOP Accounts and Employer Matching Accounts, and the Trustee shall have no discretion in such matter.

                  (c) Solicitation of exercise of Participants' voting rights by management of the Company and others under a proxy or consent provision applicable to all holders of Company Stock shall be permitted. Solicitation of exercise of Participant tender or exchange offer rights by management of the Company and others shall be permitted. The Trustee shall notify Participants of each occasion for the exercise of voting rights or rights with respect to a tender offer or exchange offer within a reasonable time before such rights are to be exercised. Such notification shall include all information distributed to shareholders by the Company regarding the exercise of such rights. Copies of Company written communications to Participants relating to each opportunity for Participant exercise of rights under this Section 8.3 shall be promptly furnished to the Trustee. The instructions received by the Trustee from Participants shall be held by the Trustee in confidence and shall not be divulged or released to any person, including the Committee or officers or employees of the Company or its Affiliates. In the event any shares of Company Stock held in the Stock Suspense Account are tendered or exchanged pursuant to this Section 8.3, the proceeds shall at the direction of the Board of Directors of the Company either (i) if and to the extent the proceeds are attributable to unallocated Company Stock be used to repay installment purchase or other indebtedness used to purchase the Common Stock to which such proceeds are attributable or
         (ii) be reinvested in Company Stock within 90 days, or within such longer period as may be approved by the Commissioner of Internal Revenue.

                                   ARTICLE IX

                         TRUST AGREEMENT AND TRUST FUND

         9.1 Trust Agreement: As part of the Plan, the Company has entered into the Trust Agreement with the Trustee. The provisions of such Trust Agreement are herein incorporated by reference as fully as if set out herein, and the assets held under said Trust Agreement on behalf of this Plan shall constitute the Trust Fund.

         9.2 Benefits Paid Solely from Trust Fund: All of the benefits provided to be paid under Article VI hereof shall be paid by the Trustee out of the Trust Fund to be administered under such Trust Agreement. Neither the Employer nor the Trustee shall be responsible or liable in any manner for payment of any such benefits, and all Participants hereunder shall look solely to such Trust Fund and to the adequacy thereof for the payment of any such benefits of any nature or kind which may at any time be payable hereunder.

         9.3 Committee Directions to Trustee: The Trustee shall make only such payments out of the Trust Fund as may be directed by the Committee. The Trustee shall not be required to determine or make any investigation to determine the identity or mailing address of any person entitled to any payments out of the Trust Fund and shall have discharged its obligation in that respect when it shall have sent checks or other papers by ordinary mail to such persons and addresses as may be certified to it by the Committee.

         9.4 Trustee's Reliance on Committee Instructions: In any case where the Trustee shall be required hereunder to act upon instructions to be received from the Committee, the Trustee shall be protected in relying on any such instructions which shall be in writing and signed by any member of, or Secretary of, the Committee, and the Trustee shall be protected in relying upon the authority to act of any person certified to it by the Company as a member of, or Secretary of, the Committee until a successor to any such person shall be certified to the Trustee by the Company.

         9.5 Authority of Trustee in Absence of Instructions from the Committee:
If at any time the Committee shall be incapable for any reason of giving any directions, instructions or authorizations to the Trustee as are herein provided for and as may be required incidental to the administration of this Plan, the Trustee may act and shall be completely protected and without liability in so acting without such directions, instructions and authorizations as it in its sole discretion deems appropriate and advisable under the circumstances for the carrying out of the provisions of this Plan. In the event of termination of this Plan for any reason, the Committee shall be authorized to give all such instructions to the Trustee, and the Trustee shall be protected in relying on all such instructions, as may be necessary to make payment to any persons then interested in the Trust Fund of all such amounts as are specified herein to be paid under Section 10.5 hereof upon the termination of this Plan and the Trust Agreement.

        9.6 Compliance with Exchange Act Rule 10(b)(18): At any time that the Trustee makes open market purchases of Company Stock, the Trustee will either
(i) be an "agent independent of the issuer" as that term is defined in Rule 10(b)(18) promulgated pursuant to the Securities and Exchange Act of 1934, as amended (the "Exchange Act") or (ii) make such open market purchases in accordance with the provisions, and subject to the restrictions, of Rule 10(b)(18) of the Exchange Act.

                                    ARTICLE X

                     ADOPTION OF PLAN BY OTHER CORPORATIONS,
                   AMENDMENT AND TERMINATION OF THE PLAN, AND
                DISCONTINUANCE OF CONTRIBUTIONS TO THE TRUST FUND

         10.1 Adoption by Employers: Every Employer which shall have adopted the Plan shall thereby become a participating Employer whose eligible Employees, subject to the Plan provisions, shall make and receive Contributions and have established for them Accounts under the Plan. Any corporation or other organization with employees, now in existence or hereafter formed or acquired which is not already an Employer under this Plan and which is otherwise legally eligible may, with the approval of the Company as evidenced by action of the Committee, adopt and become an Employer by executing and delivering to the Committee and the Trustee an adoptive instrument specifying the classification of its Employees who shall be eligible to participate in the Plan and evidencing the terms of the Plan with respect to its eligible Employees. The adoptive instrument may contain such changes and amendments in the terms and provisions of the Plan as adopted by such Employer as may be desired by such Employer and acceptable to the Committee. Any such Affiliate which shall adopt this Plan shall designate the Company as its agent to act for it in all transactions affecting the administration of the Plan and shall designate the Committee to act for such corporation and its Participants in the same manner in which the Committee may act for the Company and its Participants hereunder. The adoptive instrument shall specify the effective date of such adoption of the Plan and shall become, as to such corporation and its Employees, a part of this Plan. Upon an Employer's liquidation, bankruptcy, insolvency, sale, consolidation or merger to or with another organization that is not an Employer hereunder, in which such Employer is not the surviving company, all obligations of that Employer hereunder and under the Trust Agreement shall terminate automatically, and the Trust Fund assets attributable to the Employees of such Employer shall be held or distributed as herein provided unless, with the approval of the Company as evidenced by action of the Committee, the successor to that Employer assumes the duties and responsibilities of such Employer, by adopting this Plan and the Trust Agreement, or by establishment of a separate plan and trust to which the assets of the Trust Fund held on behalf of the Employees of such Employer shall be transferred with the consent and agreement of that Employer. Upon the consolidation or merger of two or more of the Employers under this Plan with each other, the surviving Employer or organization shall automatically succeed to all the rights and duties under the Plan and Trust Agreement of the Employers involved.

         10.2 Continuous Service: The following special provisions shall apply to all Employers:

                  (a) An Employee shall be considered in continuous Service while regularly employed simultaneously or successively by one or more Employers.

                  (b) The transfer of a Participant from one Employer to another Employer shall not be deemed a termination of Service.

         10.3 Amendment of the Plan: Except as otherwise expressly provided in this Section, (i) the Company shall have the right to amend or modify this Plan and the Trust Agreement (with the consent of the Trustee, if required) at any time and from time to time to the extent that it may deem advisable and (ii) the Committee shall have the right to amend or modify this Plan and the Trust Agreement (with the consent of the Trustee, if required) to modify the administrative provisions of the Plan, to change the Investment Funds offered under the Plan and for any changes required by applicable law or by the Internal Revenue Service to maintain the qualified status of the Plan and related Trust at any time and from time to time to the extent that it may deem advisable. Any such amendment or modification shall be set out in an instrument in writing duly authorized by the Board of Directors of the Company or the Committee, as the case may be, and executed by an appropriate officer of the Company or member of the Committee. Upon delivery by the Company of such an instrument amending the Plan to the Trustee, this Plan shall be deemed to have been amended or modified in such manner and to such extent and effective as of the date therein set forth, and thereupon any and all Participants whether or not they shall have become such prior to such amendment or modification shall be bound thereby. No such amendment or modification shall, however, increase the duties or responsibilities of the Trustee without its consent thereto in writing, or have the effect of transferring to or vesting in any Employer any interest or ownership in any properties of the Trust Fund, or of permitting the same to be used for or diverted to purposes other than for the exclusive benefit of the Participants and their Beneficiaries. No such amendment shall decrease the Account of any Participant or shall decrease any Participant's vested interest in his Account. No amendment shall directly or indirectly reduce a Participant's non-forfeitable vested percentage in his benefits under Section 6.1 of this Plan, unless each Participant having not less than three years of Service is permitted to elect to have his non-forfeitable vested percentage in his benefits computed under the provisions of Section 6.1 without regard to the amendment. Such election shall be available during an election period, which shall begin on the date such amendment is adopted, and shall end on the latest of (i) the date 60 days after such amendment is adopted, (ii) the date 60 days after such amendment is effective, or (iii) the date 60 days after such Participant is issued written notice of the amendment by the Committee or the Employer. Notwithstanding anything herein to the contrary, the Plan or the Trust Agreement may be amended in such manner as may be required at any time to make it conform to the requirements of the Code or of any United States statutes with respect to employees' trusts, or of any amendment thereto, or of any regulations or rulings issued pursuant thereto, and no such amendment shall be considered prejudicial to any then existing rights of any Participant or his Beneficiary under the Plan.

         10.4 Termination of the Plan: The Plan may be terminated pursuant to the provisions of, and as of any subsequent date specified in, an instrument in writing executed by the Company, and approved and authorized by the Board of Directors of the Company, and which said instrument shall be delivered to the Trustee.

         10.5 Distribution of Trust Fund on Termination: In the event of a termination of the Plan by the Company, the assets and properties of the Trust Fund shall be valued and allocated as provided in Sections 5.2 and 5.3, and each Participant shall be fully vested in all amounts attributable to his Employer Matching Account, his ESOP Account and his Prior Plan Accounts, and thereafter, each such Participant shall become entitled to distributions in respect of his Accounts in the Plan in the manner as provided in Section 6.6 herein provided that no Employer or Affiliate then establishes or maintains another defined contribution plan (other than an employee stock ownership plan within the meaning of Code Section 4975(e)(7) or Code Section 409 or a simplified employee pension within the meaning of Code Section 408(k)). In the event the Plan is terminated with respect to all Employers, any Company Stock held in the Suspense Stock Account shall be sold to the extent necessary to pay the outstanding principal balance and any accrued interest on any installment purchase contracts and/or loan obligations of the Trust Fund incurred for the purpose of directly or indirectly funding the purchase of such Stock, and any such installment purchase contracts and/or loan obligations shall be paid in full prior to distribution of the assets of the Trust Fund to Participants; provided, however, that the Board of Directors of the Company may authorize distribution of Trust Fund assets prior to satisfaction of installment purchase contracts and/or loan obligations, but only if under applicable federal law such assets or income attributable thereto cannot be used to repay such installment purchase contracts or loan obligations.

       10.6 Effect of Discontinuance of Contributions: If the Company shall discontinue its Contributions to the Trust Fund, or suspend its Contributions to the Trust Fund under such circumstances so as to constitute a discontinuance of Contributions within the purview of the reasoning of Treasury Regulations
Section 1.401-6(c), then all amounts theretofore credited to the Accounts of the Participants shall become fully vested, and throughout any such period of discontinuance of Contributions, all other provisions of the Plan shall continue in full force and effect other than the provisions for Contributions by an Employer or Participants and the forfeiture provisions of Section 6.1.

       10.7 Merger of Plan with Another Plan: In the case of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund held under, any other plan of deferred compensation maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

                  (a) Each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

                  (b) Resolutions of the Board of Directors of the Employer under this Plan, and of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

                  (c) Such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

                                   ARTICLE XI

                           TOP-HEAVY PLAN REQUIREMENTS

       11.1 General Rule: For any Plan Year for which this Plan is a Top-Heavy Plan, as defined in Section 11.8, and despite any other provisions of this Plan to the contrary, this Plan shall be subject to the provisions of this Article XI.

       11.2 Vesting Provisions: Each Participant who has completed an "Hour of Service" (as defined in Section 3.6(a) hereof) after the Plan becomes top-heavy and while the Plan is top-heavy and who has completed the Vesting Service specified in the following table shall be vested in his Account under this Plan at least as rapidly as is provided in the following schedule; except that the vesting provision set forth in Section 6.1 shall be used at any time in which it provides for more rapid vesting:

                                                        Vesting
             Years of Vesting Service                  Percentage
             ------------------------                  ----------
             Less than 2 years                            0%
             2 but less than 3 years                     20%
             3 but less than 4 years                     40%
             4 but less than 5 years                     60%
             5 but less than 6 years                     80%
             6 years or more                            100%

If an Account becomes vested by reason of the application of the preceding schedule, it may not therefore be forfeited by reason of re-employment after retirement pursuant to a suspension of benefits provision, by reason of withdrawal of any mandatory employee contributions to which employer contributions were keyed, or for any other reason. If the Plan subsequently ceases to be top-heavy, the preceding schedule shall continue to apply with respect to any Participant who had at least three years of service (as defined in Treasury Regulation Section 1.411(a)-8T(b)(3)) as of the close of the last year that the Plan was top-heavy. For all other Participants, the non-forfeitable percentage of their Accounts provided in the preceding schedule prior to the date the Plan ceases to be top-heavy shall not be reduced.

        11.3 Minimum Contribution Provisions: Each Participant who (i) is a Non-Key Employee, as defined in Section 11.8 and (ii) is employed on the last day of the Plan Year will be entitled to have contributions and forfeitures (if applicable) allocated to his Account of not less than 3% (the "Minimum Contribution Percentage") of the Participant's Compensation. This minimum allocation percentage shall be provided without taking Pre-Tax Contributions into account. A Non-Key Employee may not fail to receive a Minimum Contribution Percentage because of a failure to receive a specified minimum amount of Compensation or a failure to make mandatory employee or elective contributions. This Minimum Contribution Percentage will be reduced for any Plan Year to the percentage at which contributions (including forfeitures) are made or are required to be made under the Plan for the Plan Year for the Key Employee for whom such percentage is the highest for such Plan Year. For this purpose, the percentage with respect to a Key Employee will be determined by dividing the contributions (including forfeitures) made for such Key Employee by his total compensation (as defined in
Section 415 of the Code) not in excess of $160,000 for the Plan Year. Such amount will be adjusted in the same manner as the amount set forth in Section
11.4 below.

                  Contributions considered under the first paragraph of this
Section 11.3 will include Employer contributions under this Plan and under all other defined contribution plans required to be included in an Aggregation Group (as defined in Section 11.8 below), but will not include Employer contributions under any plan required to be included in such aggregation group if the plan enables a defined benefit plan required to be included in such group to meet the requirements of the Code prohibiting discrimination as to contributions in favor of employees who are officers, shareholders, or the highly compensated or prescribing the minimum participation standards. If the highest rate allocated to a Key Employee for a year in which the Plan is top-heavy is less than 3%, amounts contributed as a result of a salary reduction agreement must be included in determining contributions made on behalf of Key Employees.

                  Employer Contributions made on behalf of Non-Key Employees that are taken into account to satisfy the Minimum Contribution Percentage shall not be treated as Employer Matching Contributions for purposes of determining the Actual Contribution Percentage under Article IV and must meet the non-discrimination requirements of Section 401(a)(4) without regard to Section 401(m).

                  Contributions considered under this Section 11.3 will not include any contributions under the Social Security Act or any other federal or state law.

         11.4 Limitation on Compensation: Each Participant's Compensation taken into account under this Article XI and under Section 1.11 for purposes of computing benefits under this Plan will not exceed $160,000, as adjusted by the Secretary of the Treasury or his delegate. Such amount will be adjusted automatically for each Plan Year to the amount prescribed by the Secretary of the Treasury or his delegate pursuant to regulations for the calendar year in which such Plan Year commences.

        11.5 Limitation on Contributions: Prior to January 1, 2000, in the event that the Company, other Employer or an Affiliate (herein in this Article collectively referred to as a "Considered Company") also maintains a defined benefit plan providing benefits on behalf of Participants in this Plan, one of the two following provisions will apply:

                  (a) If for the Plan Year this Plan would not be a Top-Heavy Plan if "90%" were substituted for "60%" in Section 11.8, then the percentage of 3% used in Section 11.3 is changed to 4%.

                  (b) If for the Plan Year this Plan would continue to be a Top-Heavy Plan if "90%" were substituted for "60%," in Section 11.8, then the denominator of both the defined contribution plan fraction and the defined benefit plan fraction will be calculated as set forth in Section 5.5 for the limitation year ending in such Plan Year by substituting "1.0" for "1.25" in each place such figure appears. This subsection (b) will not apply for such Plan Year with respect to any individual for whom there are no (i) Employer contributions, forfeitures or voluntary non-deductible contributions allocated to such individual or (ii) accruals earned under the defined benefit plan. Furthermore, the transitional rule set forth in Section 415(e)(6)(B)(i) of the Code shall be applied by substituting "Forty-One Thousand Five Hundred Dollars ($41,500)" for "Fifty-One Thousand Eight Hundred Seventy-Five Dollars ($51,875)" where it appears therein.

                  From and after January 1, 2000, the provisions of this Section
11.5 shall no longer apply.

        11.6 Coordination with Other Plans: If another defined contribution or defined benefit plan maintained by a Considered Company provides contributions or benefits on behalf of a Participant in this Plan, the other plan will be treated as part of this Plan pursuant to applicable principles prescribed by U.S. Treasury Regulations or applicable IRS rulings (such as Revenue Ruling 81-202 or any successor ruling) to determine whether this Plan satisfies the requirements of Sections 11.2, 11.3 and 11.4 and to avoid inappropriate omissions or inappropriate duplication of minimum contributions. The determination will be made by the Plan Administrator upon the advice of counsel.

                  In the event a Participant is covered by a defined benefit plan which is top-heavy pursuant to Section 416 of the Code, a comparability analysis (as prescribed by Revenue Ruling 81-202 or any successor ruling) shall be performed in order to establish that the plans are providing benefits at least equal to the defined benefit minimum.

        11.7 Distributions to Certain Key Employees: Notwithstanding any other provision of this Plan, the entire interest in this Plan of each Participant who is a Key Employee, by reason of clause (iii) of subparagraph (c) of Section 11.8 in the calendar year in which the Participant attains age 70 1/2, shall commence to be distributed to such Participant not later than the April 1 following such calendar year.

        11.8 Determination of Top-Heavy Status: The Plan will be a Top-Heavy Plan for any Plan Year if, as of the Determination Date, the aggregate of the Accounts under the Plan (determined as of the Valuation Date) for Participants (including former Participants) who are Key Employees exceeds 60% of the aggregate of the Accounts of all Participants, excluding former Key Employees, or if this Plan is required to be in an Aggregation Group in any such Plan Year in which such Group is a Top-Heavy Group. In determining Top-Heavy status if an individual has not performed one Hour of Service for any Considered Company at any time during the five-year period ending on the

Determination Date, any accrued benefit for such individual and the aggregate Accounts of such individual shall not be taken into account.

                  For purposes of this Section, the capitalized words have the following meanings:

                  (a) "Aggregation Group" means the group of plans, if any, that includes both the group of plans required to be aggregated and the group of plans permitted to be aggregated. The group of plans required to be aggregated (the "required aggregation group") includes:

                           (i) each plan of a Considered Company in which a Key
                  Employee is a participant; and

                           (ii) each other plan, including collectively
                  bargained plans, of a Considered Company which enables a plan in which a Key Employee is a participant to meet the requirements of Code Section 401(a)(4) or 410.

          The group of plans that are permitted to be aggregated (the "permissive aggregation group") includes the required aggregation group plus one or more plans of a Considered Company that is not part of the required aggregation group and that the Considered Company certifies as a plan within the permissive aggregation group. Such plan or plans may be added to the permissive aggregation group only if, after the addition, the aggregation group as a whole continues to satisfy the requirements of Code Sections 401(a)(4) and 410.

                  (b) "Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year.

                  (c) "Key Employee" means any Employee or former Employee under this Plan who, at any time during the Plan Year in question or during any of the four preceding Plan Years, is or was one of the following:

                           (i) An officer of a Considered Company having an
                  annual compensation greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for any such Plan Year. Whether an individual is an officer shall be determined by the Considered Company on the basis of all the facts and circumstances, such as an individual's authority, duties and term of office, not on the mere fact that the individual has the title of an officer. For any such Plan Year, officers considered to be Key Employees will be no more than the fewer of:

                                    (A) 50 employees; or

                                    (B) 10% of the employees or, if greater than
                           10%, three employees.

                  For this purpose, the highest paid officers shall be selected.

                           (ii) One of the ten employees owning (or considered
                  as owning, within the meaning of the constructive ownership rules of Code Section 416(i)(1)(B)) the largest interests in the Considered Company. An employee who has some ownership interest is considered to be one of the top ten owners unless at least ten other employees own a greater interest than that employee. However, an employee will not be considered a top ten owner for a Plan Year if the employee earns less than the limitation in effect under Code Section 415(c)(1)(A) as in effect for the calendar year in which the Determination Date falls.

                           (iii) Any person who owns (or is considered as
                  owning, within the meaning of the constructive ownership rules of Code Section 416(i)(1)(B)) more than 5% of the outstanding stock of a Considered Company or stock possessing more than 5% of the combined voting power of all stock of the Considered Company.

                           (iv) Any person who has an annual compensation from
                  the Considered Company of more than One Hundred Fifty Thousand Dollars ($150,000) and who owns (or is considered as owning, within the meaning of the constructive ownership rules of Code
                  Section 416(i)(1)(B)) more than 1% of the outstanding stock of the Considered Company or stock possessing more than 1% of the outstanding stock of the Considered Company or stock possessing more than 1% of the combined voting power of all stock of the Considered Company. For purposes of this subsection, Annual Compensation includes all items includable as Compensation within the meaning of Section 11.8(k) and further includes the amount otherwise excludable from an employee's gross income by reason of Code Section 125, 402(e)(3) or 402(h)(1)(B).

          For purposes of this subsection (c), a Beneficiary of a Key Employee shall be treated as a Key Employee. For purposes of parts (iii) and
          (iv), each Considered Company is treated separately in determining ownership percentages; but all such Considered Companies shall be considered a single employer in determining the amount of compensation.

                  (d) "Non-Key Employee" means any employee (and any Beneficiary of an employee) who is not a Key Employee.

                  (e) "Top-Heavy Group" means the Aggregation Group if, as of the applicable Determination Date, the sum of the present value of the cumulative accrued benefits for Key Employees under all defined benefit plans included in the Aggregation Group plus the aggregate of the accounts of Key Employees under all defined contribution plans included in the Aggregation Group exceeds 60% of the sum of the present value of the cumulative accrued benefits for all employees, excluding former Key Employees as provided in paragraph (i) below, under all such defined benefit plans plus the aggregate accounts for all employees, excluding former Key Employees as provided in paragraph
          (i) below, under all such defined contribution plans. In determining Top-Heavy status, if an individual has not performed one Hour of Service for any Considered Company at any time during the five-year period ending on the Determination Date, any accrued benefit for such individual and the aggregate accounts of such individual shall not be taken into account. If the Aggregation Group that is a Top-Heavy Group is a required aggregation group, each plan in the group will be a Top-Heavy Plan. If the Aggregation Group that is a Top-Heavy Group is a permissive aggregation group, only those plans that are part of the required aggregation group will be treated as Top-Heavy Plans. If the Aggregation Group is not a Top-Heavy Group, no plan within such group will be a Top-Heavy Plan.

          In determining whether this Plan constitutes a Top-Heavy Plan, the Committee (or its agent) will make the following adjustments:

                  (f) When more than one plan is aggregated, the Committee shall determine separately for each plan as of each plan's Determination Date the present value of the accrued benefits (for this purpose using the actuarial assumptions set forth in the applicable plan) or account balance. The results shall then be aggregated by adding the results of each plan as of the Determination Dates for such plans that fall within the same calendar year.

                  (g) In determining the present value of the cumulative accrued benefit or the amount of the account of any employee, such present value or account will include the amount in dollar value of the aggregate distributions made to such employee under the applicable plan during the five-year period ending on the Determination Date unless reflected in the value of the accrued benefit or account balance as of the most recent Valuation Date. The amounts will include distributions to employees representing the entire amount credited to their accounts under the applicable plan.

                  (h) Further, in making such determination, such present value or such account shall include any rollover contribution (or similar transfer), as follows:

                           (i) If the rollover contribution (or similar
                  transfer) is initiated by the employee and made to or from a plan maintained by another Considered Company, the plan providing the distribution shall include such distribution in the present value or such account and the plan accepting the distribution shall not include such distribution in the present value or such account unless the plan accepted it before December 31, 1983.

                           (ii) If the rollover contribution (or similar
                  transfer) is not initiated by the employee or made from a plan maintained by another Considered Company, the plan accepting the distribution shall include such distribution in the present value or such account, whether the plan accepted the distribution before or after December 31, 1983; the plan making the distribution shall not include the distribution in the present value or such account.

                  (i) In any case where an individual is a Non-Key Employee with respect to an applicable plan but was a Key Employee with respect to such plan for any prior Plan Year, any accrued benefit and any account of such employee will be altogether disregarded. For this purpose, to the extent that a Key Employee is deemed to be a Key Employee if he or she met the definition of Key Employee within any of the four preceding Plan Years, this provision will apply following the end of such period of time.

                  (j) "Valuation Date" means for purposes for determining the present value of an accrued benefit as of the Determination Date the date determined as of the most recent valuation date which is within a 12-month period ending on the Determination Date. For the first plan year of a plan, the accrued benefit for a current employee shall be determined either (i) as if the individual terminated service as of the Determination Date or (ii) as if the individual terminated service as of the valuation date, but taking into account the estimated accrued benefit as of the Determination Date. The Valuation Date shall be determined in accordance with the principles set forth in Q&A-T-25 of Treasury Regulation Section 1.416-1.

                  (k) For purposes of this Section, "Compensation" shall have the meaning given to it in Section 5.5(d)(6) of the Plan.

                                   ARTICLE XII

                            MISCELLANEOUS PROVISIONS

        12.1 Terms of Employment: The adoption and maintenance of the provisions of this Plan shall not be deemed to constitute a contract between the Employer and any Employee, or to be a consideration for, or an inducement or condition of, the employment of any person. Nothing herein contained shall be deemed to give to any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee at any time, nor shall it be deemed to give the Employer the right to require any Employee to remain in its employ, nor shall it interfere with any Employee's right to terminate his employment at any time.

        12.2 Controlling Law: This Plan and the Trust shall be construed, regulated and administered under the laws of the State of Texas, subject, however, to such determinations under the Plan as may be governed by ERISA and related provisions of the Code.

        12.3 Invalidity of Particular Provisions: In the event any provision of this Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions of this Plan but shall be fully severable, and this Plan shall be construed and enforced as if said illegal or invalid provisions had never been inserted herein.

        12.4 Non-Alienability of Rights of Participants: Except as otherwise provided below and with respect to certain judgments and settlements pursuant to
Section 401(a)(13) of the Code, no interest, right or claim in or to the part of the Trust Fund attributable to the Account of any Participant, or any distribution of benefits therefrom, shall be assignable, transferable or subject to sale, mortgage, pledge, hypothecation, commutation, anticipation, garnishment, attachment, execution, claim or levy of any kind, voluntary or involuntary (excluding a levy on an Account, other than the Pre-Tax Contribution Account, for taxes filed upon the Plan by the Internal Revenue Service to the extent valid and enforceable under applicable federal law), including without limitation any claim asserted by a spouse or former spouse of any Participant, and the Trustee shall not recognize any attempt to assign, transfer, sell, mortgage, pledge, hypothecate, commute or anticipate the same. The preceding sentence shall also apply to the creation, assignment or recognition of a right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code. The Committee shall establish a written procedure to be used to determine the qualified status of such orders and to administer distributions under such orders. Further, to the extent provided under the qualified domestic relations order, a former spouse of a Participant shall be treated as a spouse for all purposes of the Plan. If the Committee receives a qualified domestic relations order with respect to a Participant, the amount assigned to the Participant's former spouse may be immediately distributed, to the extent permitted by law, from the vested portion of the Participant's Account.

        12.5 Payments in Satisfaction of Claims of Participants: Any distribution to any Participant or his Beneficiary or legal representative, in accordance with the provisions of the Plan, of the interest in the Trust Fund attributable to his Pre-Tax Contribution Account and/or After-Tax Contribution Account, and the vested portion of his Employer Matching Account and ESOP Account, shall be in full satisfaction of all claims under the Plan against the Trust Fund, the Trustee, the Company, and the Employer. The Trustee may require that any distributee execute and deliver to the Trustee a receipt and a full and complete release of the Employer as a condition precedent to any payment or distribution under the Plan.

        12.6 Payments Due Minors and Incompetents: If the Committee determines that any person to whom a payment is due hereunder is a minor or is incompetent by reason of physical or mental disability, the Committee shall have power to cause the payments becoming due such person to be made to the guardian of the minor or the guardian of the estate of the incompetent, or to the County Clerk as allowed under law without the Committee or the Trustee being responsible to see to the application of such payment. Payments made pursuant to such power shall operate as a complete discharge of the Committee, the Trustee and the Employer.

        12.7 Acceptance of Terms and Conditions of Plan by Participants: Each Participant, through execution of the application required under the terms of the Plan as a condition of participation herein, for himself, his heirs, executors, administrators, legal representatives and assigns, approves and agrees to be bound by the provisions of this Plan and the Trust Agreement and any subsequent amendments thereto and all actions of the Committee and the Trustee hereunder. In consideration of the adoption of this Plan by the Employer and the Contributions of the Employer to the Trust Fund, each Participant agrees by the execution of his application to participate herein to release and hold harmless to the extent permitted by ERISA the Employer, the Committee and the Trustee from any liability for any act whatsoever, past, present, or future, performed in good faith in such respective capacities pursuant to the provisions of this Plan or the Trust Agreement.

        12.8 Impossibility of Diversion of Trust Fund: Notwithstanding any provision herein to the contrary, no part of the corpus or the income of the Trust Fund shall ever be used for or diverted to purposes other than for the exclusive benefit of the Participants or their Beneficiaries or for the payment of expenses of the Plan. No part of the Trust Fund shall ever revert to the Employer.

        12.9 Transition Period: Notwithstanding any provision of the Plan to the contrary, during the period of transition from the provisions of the Prior Plans to this Plan, commencing March 16, 1999 and ending on or about May 15, 1999 as determined by the Committee in its sole discretion, the following restrictions shall apply: (i) Participants may not change their investment directions with respect to future contributions or existing Account balances; (ii) Participants may be limited in their ability to make changes in the amount of their Pre-Tax and After-Tax Contributions; and (iii) loans, withdrawals and distributions otherwise available under the Plan may be temporarily delayed, all in accordance with such administrative procedures as may be decided by the Committee and communicated to Participants during said transition.

                  IN WITNESS WHEREOF, the BENEFITS COMMITTEE OF RELIANT ENERGY, INCORPORATED has executed these presents as evidenced by the signatures affixed hereto of its officers hereunto duly authorized, in a number of copies, all of which shall constitute but one and the same instrument, which instrument may be sufficiently evidenced by any such executed copy hereof, this 16th day of December, 1999, effective as of April 1, 1999.

                                         BENEFITS COMMITTEE OF
                                         RELIANT ENERGY, INCORPORATED



                                         By /s/ LEE W. HOGAN
                                            ------------------------------------
                                              Lee W. Hogan
                                              Chairman

ATTEST:

/s/ LYNNE HARKEL-RUMFORD
----------------------------------
Lynne Harkel-Rumford
Secretary

                    RELIANT ENERGY, INCORPORATED SAVINGS PLAN

                                  ATTACHMENT A


                  Effective April 1, 1999, the following Investment Funds are available for investment of amounts in a Participant Account in accordance with the provisions of Section 8.1 of the Plan:

                  (a) Reliant Energy Common Stock Fund: Contributions are primarily invested and reinvested in Company Stock.

                  (b) Capital Appreciation Equity Fund: Contributions are primarily invested and reinvested in a pool of stock mutual funds that have a goal of long-term growth with little emphasis on current income. The mutual funds buy stocks of rapidly growing companies or companies with the potential for above average growth, including stock of small and international companies.

                  (c) Growth & Income Equity Fund: Contributions are primarily invested and reinvested in a pool of stock mutual funds that have a goal of long-term growth and current income. The mutual funds buy stocks of growing companies and companies that have a history of paying dividends.

                  (d) International Equity Fund: Contributions are primarily invested and reinvested in a pool of international stock mutual funds that have a goal of long-term growth with little emphasis on current income. These mutual funds buy stocks of growing and established companies that have their principal business activities outside of the United States and which show potential for growth.

                  (e) Balanced Fund: Contributions are primarily invested and reinvested in both bond mutual funds investing in high-quality bonds and stock mutual funds investing in a wide variety of companies.

                  (f) Fixed Income Fund: Contributions are primarily invested and reinvested in a fixed income mutual fund. The mutual fund invests in high-quality government and corporate bonds and other fixed income securities.

                  (g) Money Market Fund: Contributions are primarily invested and reinvested in a money market fund. The fund invests in high-quality government and corporate fixed income securities with maturities of less than one year.

                  (h) S&P 500 Index Fund: Contributions are primarily invested and reinvested in a stock mutual fund that seeks to track the investment performance of the S&P 500 Composite Index, which emphasizes stocks of large U.S. Companies. The fund follows a simple, cost-effective index-matching strategy.

                  The Committee reserves the right to add and/or delete Investment Funds, with the exception of the Reliant Energy Common Stock Fund, from time to time and at any time.

                  IN WITNESS WHEREOF, the BENEFITS COMMITTEE OF RELIANT ENERGY, INCORPORATED has executed this Attachment A as evidenced by the signatures affixed hereto of its officers hereunto duly authorized, in a number of copies, all of which shall constitute but one and the same instrument, which instrument may be sufficiently evidenced by any such executed copy hereof, this 16th day of December, 1999, effective as of April 1, 1999.


                                          BENEFITS COMMITTEE OF
                                          RELIANT ENERGY, INCORPORATED




                                          By /s/ LEE W. HOGAN
                                             -----------------------------------
                                               Lee W. Hogan
                                               Chairman

ATTEST:


/s/ LYNNE HARKEL-RUMFORD
-----------------------------------
Lynne Harkel-Rumford
Secretary


                                       A-2